UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21910

                      Claymore Exchange-Traded Fund Trust 2
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
               --------------------------------------------------
               (Address of principal executive offices)(Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
               --------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700

                       Date of fiscal year end: August 31

                    Date of reporting period: August 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

Annual
Report

August 31, 2009                            Claymore Exchange-Traded Fund Trust 2

                                 CLAYMORE ETFs
                              Access to Innovation

                                    [PHOTO]

EEN | Claymore/BNY Mellon EW Euro-Pacific LDRs ETF formerly Claymore/Robeco
      Developed International Equity ETF

TAN | Claymore/MAC Global Solar Energy Index ETF

FAA | Claymore/NYSE Arca Airline ETF

CGW | Claymore S&P Global Water Index ETF


Logo: CLAYMORE(SM)
                                                                www.claymore.com

                                                    ... your road to the LATEST,

                                           most up-to-date INFORMATION about the

                                           Claymore Exchange-Traded Fund Trust 2

                               [PHOTO OF CLAYMORE]

CONTENTS
---------------------------------------------------------
Dear Shareholder                                        3
Economic and Market Overview                            5
Management Discussion of Fund Performance               7
Fund Summary & Performance                             12
Overview of Fund Expenses                              17
Portfolio of Investments                               18
Statement of Assets and Liabilities                    23
Statement of Operations                                24
Statement of Changes in Net Assets                     25
Financial Highlights                                   27
Notes to Financial Statements                          31
Report of Independent Registered Public
   Accounting Firm                                     37
Supplemental Information                               38
Board Considerations Regarding the Re-Approval of
   the Investment Advisory Agreement                   40
Trust Information                                      43
About the Trust Adviser                        Back Cover


The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com, you will find:

o Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

o    Investor guides and fund fact sheets.

o Regulatory documents including a prospectus and copies of shareholder reports.

Claymore Securities is constantly updating and expanding shareholder information services on each Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

2 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust 2 |

Dear Shareholder |

As adviser, Claymore Advisors, LLC ("Claymore" or the "Adviser") is pleased to present the annual shareholder report for four of our exchange-traded funds ("ETFs" or "Funds"). This report covers performance of these Funds for the annual period ended August 31, 2009.

The four ETFs covered in this report are:

     o Claymore/BNY Mellon EW Euro-Pacific LDRs ETF (ticker:"EEN"), which was called Claymore/Robeco Developed International Equity ETF prior to March 31, 2009

     o    Claymore/MAC Global Solar Energy Index ETF (ticker:"TAN")

     o    Claymore/NYSE Arca Airline ETF (ticker:"FAA")

     o    Claymore S&P Global Water Index ETF (ticker:"CGW")

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before each Fund's fees and expenses, of its respective underlying index as named in its prospectus.

On July 17, 2009, Claymore Group Inc., the parent of the Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving entity. This transaction was completed on October 14, 2009 (the "Effective Date") and resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Funds or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the consummation of this transaction resulted in the automatic termination of the Advisory Agreement. Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Trust and the Adviser (the "Interim Advisory Agreement"). The Interim Advisory Agreement took effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date or (b) the approval of a new investment advisory agreement by the shareholders of each Fund. In addition, the advisory fees earned by the Adviser pursuant to the Interim Advisory Agreement will be held in an interest-bearing escrow account with the Trust's custodian during the term of the Interim Advisory Agreement. If the Fund's shareholders approve a new advisory agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Fund shall be paid to the Adviser. If the Fund's shareholders do not approve a new advisory agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the Adviser shall be paid, out of the escrow account with respect to the Fund, the lesser of (i) the Adviser's costs incurred in providing the services under the Interim Advisory Agreement (including any interest earned on that amount while in escrow) with respect to the Fund; or (ii) the total amount in the escrow account

                                             Annual Report | August 31, 2009 | 3

Claymore Exchange-Traded Fund Trust 2 | Dear Shareholder continued

(including any interest earned) with respect to the Fund. Other than the effective dates and the provisions set forth above regarding the advisory fees' placement into an escrow account, the terms and conditions of the Interim Advisory Agreement are substantively identical to those of the Advisory Agreement.

On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between the Trust and the Adviser (the "New Advisory Agreement") and recommended that the New Advisory Agreement be submitted to the shareholders of the Fund for their approval. The New Advisory Agreement will take effect with respect to the Fund upon its approval by the shareholders of the Fund and will have an initial term of one year. Thereafter, the New Advisory Agreement will continue in effect only if its continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Advisory Agreement and those of the Advisory Agreement

We consider the merger with Guggenheim to be a tremendous opportunity for Claymore and our clients. As part of a platform as strong and significant as Guggenheim Partners, we will be able to continue developing our unique investment products for financial advisors and individual investors. Claymore remains committed to providing investors with innovative index-strategy-driven investment solutions, and we currently offer 35 ETFs with a wide range of domestic and global themes. We have partnered with a diverse group of index providers to create some of the most distinctive ETFs available. The index providers design indices using defined selection methodologies in the creation of their indices. Unlike ETFs that track traditional indices representing broad market participation, the indices that many of Claymore's U.S.-listed ETFs track or sample from seek to capture the investment potential of unique strategies. We believe that a strategy-driven, quantitative process provides a disciplined investment approach to help meet long-term investment goals.

To learn more about economic and market conditions over the last year and the performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, beginning on page 7.

Sincerely,

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

4 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust 2 |

Economic and Market Overview |

The 12-month period ended August 31, 2009, was characterized by pronounced swings in economic and market trends, with extreme weakness early in the period followed by encouraging market trends that seemed to be signaling a recovery that started in March 2009. Reflecting equity market conditions, the Claymore equity ETFs covered in this report reported negative returns, as did the vast majority of indexed and actively-managed equity ETFs and mutual funds. Most bond funds provided positive returns based upon a bond market recovery during the second half of the period.

Official reports indicate that the U.S. economy has been in a recession since December 2007, a 20-month period by the end of August 2009; this is double the length of the average contraction since 1945. After dropping precipitously in late 2008 and early 2009, economic activity in the U.S. appears to be in a transition from weakness to recovery, responding in part to aggressive action to support credit markets and to stimulate economic growth by the Federal Reserve (the "Fed") and the U.S. Treasury. Gross Domestic Product ("GDP") contracted 1% in the second quarter of 2009, much less than in the prior quarter and better than most economists' expectations. Many economists are now predicting real growth in GDP in the third quarter of 2009, beginning a period of moderate expansion.

World economies have generally followed a similar pattern to that of the U.S., with signs that a recovery may be near following months of extreme weakness. Economic activity in Asia has begun to rebound, with particular strength in China, while more mature markets in Europe remain rather sluggish.

Equity and bond markets were volatile during the 12 months ended August 31, 2009, reaching multi-year lows in March 2009 before beginning to recover in recent months. Reflecting the severity of this recession, as well as the housing and financial crisis that sparked it, investors exhibited extreme discomfort with risk in late 2008 and early 2009. A pivotal event for the capital markets was the September 2008 bankruptcy of Lehman Brothers Holdings Inc. ("Lehman"). After Lehman's demise, the credit markets became so intolerant of risk that they were essentially frozen for a time. As fearful investors sought the protection of U.S. Treasury securities, yield spreads between Treasury securities and bonds with any degree of credit risk widened dramatically, as evidenced by the pronounced declines in the market values of almost all bonds except Treasury securities. In late 2008 and early 2009, bonds with the highest credit ratings, especially U.S. Treasury bonds, which are assumed to carry no credit risk, performed well, while most other segments of the bond market were down sharply. Beginning in March 2009, investors began to be more comfortable with risk, and lower rated bonds rallied sharply. Most bond indices had positive returns for the 12-month period ended August 31, 2009. The Barclays U.S. Aggregate Bond Index, which measures performance of the U.S. bond market as a whole, returned 7.94% for the period. The Barclays U.S. Treasury Composite Index, which

                                             Annual Report | August 31, 2009 | 5

Claymore Exchange-Traded Fund Trust 2 | ECONOMIC AND MARKET OVERVIEW continued

measures performance of U.S. Treasury notes with a variety of maturities, returned 6.09%. The return of the Barclays US Corporate High Yield Index, which measures performance of high yield bonds, was 6.52% .

For the 12-month period ended August 31, 2009, essentially all U.S. equity indices posted negative returns. The return of the Standard & Poor's 500 Index ("S&P 500"), a widely used measure of the U.S. stock market, was -18.25% for the 12-month-period, even after rebounding almost 50% from the low point reached in early March.

World equity markets were generally weak through early March and then began to recover. The return of the Morgan Stanley Capital International ("MSCI") World Index, a float-adjusted capitalization-weighted index created by Morgan Stanley Capital International to measure equity market performance throughout the world, was -16.43% for the 12 months ended August 31, 2009. Returns of the MSCI Europe-Australasia-Far East ("EAFE") Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, was -14.95% for the same period. Emerging markets were generally weaker than developed nations in late 2008 and early 2009, but their recovery thus far has been much more pronounced. The return of the MSCI Emerging Market Index, which measures market performance in global emerging markets, was -9.95% over the same period, but, as of August 31, 2009, this index was up more than 70% from its low point reached in March.

INDEX DEFINITIONS:

All indices described below are unmanaged and it is not possible to invest directly in any index.

MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") EAFE INDEX: A capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translated into US dollars using the London close foreign exchange rates.

MSCI WORLD INDEX: A capitalization-weighted index designed to measure the global stock markets, including the United States, Canada, Europe, Australia and the Far East. It is calculated using closing market prices and converted to U.S. dollars using the London close foreign exchange rates.

6 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust 2

Management Discussion of Fund Performance |

EEN | Claymore/BNY Mellon EW Euro-Pacific LDRs ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/BNY MELLON EW EURO-PACIFIC LDRS ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called The Bank of New York Mellon Euro-Pacific Select ADR Index (the "Euro-Pacific Index" or the "Index"). Prior to March 31, 2009, the Fund's name was the Claymore/Robeco Developed International Equity ETF, which sought to replicate an index called the Robeco Developed International Equity Index.

The Index is comprised of American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), New York Shares and Global Registered Shares traded on the New York Stock Exchange ("NYSE"), Nasdaq Stock Market ("NASDAQ") and the NYSE Alternext US Exchange. Index constituents are selected, based on liquidity, from a universe of all U.S.-listed ADRs, GDRs, New York Shares and Global Registered Shares of developed countries in Europe and Asia-Pacific, as determined by The Bank of New York Mellon ("BNY Mellon" or the "Index Provider"). BNY Mellon generally follows the World Bank's classification as low-income, middle-income, or high-income in determining which markets qualify as developed markets. Developed markets are those markets classified as high-income, with some high income countries excluded due to the nature of their stock markets. As of August 31, 2009, the Euro-Pacific Index consisted of 116 securities ranging in capitalization from $692 million to $187 billion, which includes small-, mid-, and large-capitalization stocks as defined by the Index Provider. The Index is weighted based on an equal-weighted methodology whereby each constituent receives an equal weight at each rebalance. The Fund will at all times invest at least 80% of its total assets in ADRs, GDRs, New York Shares and Global Registered Shares that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index (including underlying stocks in respect of ADRs, GDRs, New York Shares or Global Registered Shares that comprise the Index).The Fund will also normally invest at least 80% of its total assets in securities of issuers from Europe and Asia-Pacific countries. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited -- whether based on net asset value ("NAV") or market price -- assume the reinvestment of all distributions. This report discusses the annual fiscal year ended August 31, 2009.

On a market price basis, the Fund generated a total return of -12.24%, representing a change in market price to $17.08 on August 31, 2009, from $20.25 on August 31, 2008. On an NAV basis, the Fund generated a total return of -13.44%, representing a change in NAV to $17.03 on August 31, 2009, from $20.48 on August 31, 2008. At the end of the period the Fund's shares were trading at a slight market price premium to NAV, which is to be expected from time to time.

For underlying index comparison purposes, the combined underlying index returned -12.10% which includes both the returns of the Fund's previous underlying index, the Robeco Developed International Equity Index (September 1, 2008 through March 30, 2009) and the current underlying index, The Bank of New York Mellon Euro-Pacific Select ADR Index (from March 31, 2009 through August 31, 2009). For broad market comparison purposes, the MSCI EAFE Index returned -14.95% for the same period.

The Fund made an annual distribution of $0.5450 per share on December 31, 2008 to shareholders of record on December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the 12-month period ended August 31, 2009, the information technology sector made the strongest contribution to return; the consumer discretionary and telecommunication services sectors also contributed to return. The financials and industrials sectors were the greatest detractors from return. Holdings that made positive contributions to performance include Barclays PLC, a global financial services company based in the United Kingdom; Aixtron AG, a German provider of deposition equipment to the semiconductor industry; and ING Groep NV, a global financial institution based in the Netherlands that offers banking, investments, life insurance and retirement services (1.0%, 1.3% and 1.1% of total investments, respectively). Positions that detracted from performance include Banco Santander SA (1.1% of total investments), a bank holding company based in Spain with operations in Europe, Latin America and the United States; HSBC Holdings PLC (0.9% of total investments), an international banking and financial services organization based in the United Kingdom; and Macquarie Office Trust (not held in the portfolio at period end), an Australian company that invests in commercial real estate.

                                             Annual Report | August 31, 2009 | 7

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

TAN | Claymore/MAC Global Solar Energy Index ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/MAC GLOBAL SOLAR ENERGY INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the MAC Global Solar Energy Index (the "Global Solar Energy Index" or the "Index").

The Index is comprised of approximately 25 stocks selected based on the relative importance of solar power within the company's business model, as determined by MAC Indexing LLC ("MAC" or the "Index Provider"). As of August 31, 2009, the market capitalization of securities included in the Index range from approximately $173 million to $10 billion, with an average market capitalization of approximately $2.3 billion. The Index is designed to track companies within the following business segments of the solar energy industry: companies that produce solar power equipment and products for end-users; companies that produce fabrication products (such as the equipment used by solar cell and module producers to manufacture solar power equipment) or services (such as companies specializing in the solar cell manufacturing or the provision of consulting services to solar cell and module producers) for solar power equipment producers; companies that supply raw materials or components to solar power equipment producers or integrators; companies that derive a significant portion of their business (as defined in the Fund prospectus under "Index Methodology") from solar power system sales, distribution, installation, integration or financing; and companies that specialize in selling electricity derived from solar power. The Index is generally comprised of equity securities, including American depositary receipts ("ADRs") and global depositary receipts ("GDRs"), traded in developed markets, as defined by the Index Provider. While the equity securities comprising the Index are traded in developed markets, the issuers of such securities may be located in emerging markets. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

The Fund will at all times invest at least 90% of its total assets in common stock, ADRs and GDRs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of
1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited -- whether based on net asset value ("NAV") or market price -- assume the reinvestment of all distributions. This report discusses the fiscal year ended August 31, 2009.

On a market price basis, the Fund generated a total return of -67.54%, representing a change in market price to $8.52 on August 31, 2009, from $26.28 on August 31, 2008. On an NAV basis, the Fund generated a total return of -67.14%, representing a change in NAV to $8.60 on August 31, 2009, from $26.21 on August 31, 2008. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Global Solar Energy Index returned -65.83% and the MSCI World Index returned -16.43% for the same period. The Fund made an annual distribution of $0.0120 per share on December 31, 2008 to shareholders of record as of December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

The Fund's holdings are concentrated in the industrials sector with more than 85% of total investments categorized as such. For the 12-month period ended August 31, 2009, all sectors detracted from return; the industrials sector was the greatest detractor.

Holdings that contributed to performance include Trina Solar Ltd., an integrated solar-power products manufacturer based in China; SMA Solar Technology AG, a German solar technology company that develops, produces and sells inverters and monitoring systems for photovoltaic applications; and Meyer Burger Technology AG, a Swiss provider of technology, machinery and services to the solar, semiconductor, optical and ceramic industries (4.6%, 4.1% and 4.1% of total investments, respectively). Positions that detracted from performance include Energy Conversion Devices, Inc., which manufactures and sells photovoltaic products known as solar laminates; Q-Cells SE, a German producer of monocrystalline and multicrystalline silicon-based solar cells; and Renewable Energy Corp. AS, a Norwegian company that produces silicon materials for photovoltaic applications and multicrystalline wafers, as well as solar cells and modules (3.0%, 3.9% and 5.0% of total investments, respectively).

8 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

FAA | Claymore/NYSE Arca Airline ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/NYSE ARCA AIRLINE ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the NYSE Arca Global Airline Index (the "Airline Index" or the "Index").

The Index is a modified equal-dollar weighted index designed to measure the performance of highly capitalized and liquid U.S. and international passenger airline companies identified as being in the airline industry and listed on developed and emerging global market exchanges. Archipelago Holdings Inc. ("Arca" or the "Index Provider"), an affiliate of NYSE Euronext, Inc., defines "developed markets" as countries with western-style legal systems, transparent financial rules for financial reporting and sophisticated, liquid and accessible stock exchanges with readily-exchangeable currencies. As of August 31, 2009, the market capitalization of stocks included in the Index ranged from approximately $400 million to $11 billion, which includes small-, mid- and large-capitalization stocks as defined by the Index Provider. The Fund will at all times invest at least 80% of its total assets in common stock, American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. This report discusses the abbreviated annual fiscal period from the Fund's inception date of January 26, 2009 through August 31, 2009.

On a market price basis, the Fund generated a total return of 1.13%, representing a change in market price to $24.10 on August 31, 2009, from $23.82 at inception. On an NAV basis, the Fund generated a total return of -0.54%, representing a change in NAV to $23.69 on August 31, 2009, from $23.82 at inception. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Airline Index returned -2.95% and the MSCI World Index returned 37.10% for the same period.The Fund outperformed the Index during this period because it employed sampling, which means that the Adviser purchased a sample of the securities included in the Index in proportions expected by the Adviser to replicate generally the performance of the Index as a whole. The Adviser may utilize sampling in circumstances when it is not possible or practicable to purchase all of the securities in the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

Essentially all of the Fund's holdings are classified in the consumer services sector, which made a positive contribution to return for the abbreviated annual period from the Fund's inception date through August 31, 2009. Both the holdings that made the greatest positive contributions to performance and also the holdings that detracted the most from performance are all U.S.-based airline companies or their parent companies. Positions that contributed positively to performance include AirTran Holdings, Inc., Delta Air Lines, Inc., and Southwest Airlines Co. (3.1%, 14.9% and 14.7% of total investments, respectively). Positions that detracted from performance include AMR Corp., parent of American Airlines; US Airways Group, Inc.; and UAL Corp., parent of United Airlines (3.0%, 2.9% and 3.0% of total investments, respectively).

                                             Annual Report | August 31, 2009 | 9

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

CGW | Claymore S&P Global Water Index ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

The Claymore S&P Global Water Index ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the S&P Global Water Index (the "Water Index" or "Index").

The Index is comprised of approximately 50 equity securities selected, based on the relative importance of the global water industry within the company's business model from a universe of companies listed on global developed market exchanges. The Index is designed to have a balanced representation from different segments of the water industry consisting of the following two clusters: 25 water utilities and infrastructure companies (water supply, water utilities, waste water treatment, water, sewer and pipeline construction, water purification, water well drilling, and water testing) and 25 water equipment and materials companies (water treatment chemicals, water treatment appliances, pumps and pumping equipment, fluid power pumps and motors, plumbing equipment, totalizing fluid meters and counting devices) based upon Standard & Poor's Capital IQ ("CIQ") industry classification. Standard & Poor's ("S&P"), the Fund's index provider, generally defines "developed markets" as the capital markets of those countries with high levels of per capita income and strict market regulation resulting in greater transparency. Capitalizations range from $250 million to $90 billion including small-, mid-, and large-capitalization stocks as defined by S&P. The Fund will at all times invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited -- whether based on net asset value ("NAV") or market price -- assume the reinvestment of all distributions. This report discusses the fiscal year ended August 31, 2009.

On a market price basis, the Fund generated a total return of -21.41%, representing a change in market price to $16.93 on August 31, 2009, from $23.43 on August 31, 2008. On an NAV basis, the Fund generated a total return of -20.93%, representing a change in NAV to $16.88 on August 31, 2009, from $23.22 on August 31, 2008. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Water Index returned -19.47% and the MSCI World Index returned -16.43% for the same period. The difference between the Fund's return and the return of the Water Index is greater than would normally be expected because the Fund is subject to withholding taxes on foreign dividends, but the Water Index does not reflect these taxes.

The Fund made an annual distribution of $1.242 per share on December 31, 2008 to shareholders of record on December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

The Fund's holdings are concentrated in the industrials and utilities sectors, in which more than 80% of total investments are categorized. Both of these sectors detracted from return for the 12-month period ended August 31, 2009; the energy and materials sectors made modestly positive contributions to return. Holdings that contributed to performance include WorleyParsons Ltd. (3.5% of total investments), an Australian provider of professional services to natural resources and energy companies; Ciba Holding AG (not held in the portfolio at period end), a Swiss specialty chemicals company; and Kurita Water Industries Ltd. (7.0% of total investments), a Japanese provider of water treatment-related products, technology and maintenance services. Positions that detracted from performance include Suez Environnement Co., a French provider of environmental services to the water and waste industries; Severn Trent PLC, a British company engaged in the supply of water and the treatment and disposal of sewage; and United Utilities Group PLC, a British company that owns and operates water and wastewater assets (3.2%, 4.4% and 5.7% of total investments, respectively).

10 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

--------------------------------------------------------------------------------
RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio managers and Claymore Advisors only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the funds and it is not soliciting an offer to buy securities of the Funds. There can be no assurance that the funds will achieve their investment objectives. Below are some general risks and considerations associated with investing in an ETF and may not apply to each of the ETFs listed in the report. Please refer to the individual ETF prospectus for a more detailed discussion of the fund-specific risks and considerations.

INVESTMENT RISK. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

EQUITY RISK.This includes the risk that the value of the securities held by the funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the funds participate, or factors relating to specific companies in which the funds invest.

FOREIGN INVESTMENT RISK. The funds' investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the funds' investments or prevent the funds from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the funds have invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

EMERGING MARKETS RISK: Investment in securities of issuers based in developing or "emerging market" countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

INDUSTRY RISK. To the extent that any funds focus their investments in a particular industry or group of related industries, the NAV of the funds will be more susceptible to factors affecting that industry or sector.

MICRO-, SMALL AND MEDIUM-SIZED COMPANY RISK: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, these funds are not "actively" managed. Therefore, they won't necessarily sell a security because the security's issuer was in financial trouble unless that stock is removed from the index.

NON-CORRELATION RISK: The funds' return may not match the return of the index for a number of reasons. For example, the fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the funds' securities holdings to reflect changes in the composition of the Index. The funds may not be fully invested at times, either as a result of cash flows into the funds or reserves of cash held by the funds to meet redemptions and expenses. If the funds utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the index with the same weightings as the index.

ISSUER-SPECIFIC CHANGES: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

NON-DIVERSIFIED FUND RISK. The funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the funds will continue to be met or will remain unchanged.

In addition to the risks described above, there are certain other risks related to investing in the funds. These risks are described further in the Prospectus and Statement of Additional Information.

                                            Annual Report | August 31, 2009 | 11

Claymore Exchange-Traded Fund Trust 2

Fund Summary & Performance | AS OF AUGUST 31, 2009 (unaudited)

EEN | Claymore/BNY Mellon EW Euro-Pacific LDRs ETF1


FUND STATISTICS
---------------------------------------------------------------------
Share Price                                                   $17.08
Net Asset Value                                               $17.03
Premium/Discount to NAV                                        0.29%
Net Assets ($000)                                             $3,440
---------------------------------------------------------------------

TOTAL RETURNS
---------------------------------------------------------------------
                                                     Since Inception
(Inception 3/1/07)                         One Year       Annualized
---------------------------------------------------------------------
Claymore/BNY Mellon EW
Euro-Pacific LDRs ETF1
  NAV                                        -13.44%         -10.34%
  Market                                     -12.24%         -10.23%
---------------------------------------------------------------------
Robeco Developed International Equity Index/
  The Bank of New York Mellon Euro-Pacific
  Select ADR Index1                          -12.10%          -9.18%
---------------------------------------------------------------------
MSCI EAFE Index                              -14.95%          -9.88%
---------------------------------------------------------------------


Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund's total annual operating expense ratio gross of any fee waivers or expense reimbursements, is 0.35%.

Since inception returns assume a purchase of the Fund at the initial share price of $24.15 per share for share price returns or initial net asset value
(NAV) of $24.15 per share for NAV returns. Returns for periods of less than one year are not annualized.

                                                         % OF TOTAL
COUNTRY BREAKDOWN                                       INVESTMENTS
--------------------------------------------------------------------
United Kingdom                                               24.7%
Japan                                                        15.9%
Netherlands                                                  10.1%
Germany                                                       7.5%
Ireland                                                       5.7%
Switzerland                                                   5.3%
France                                                        5.1%
Spain                                                         4.0%
Australia                                                     3.2%
Italy                                                         2.6%
Greece                                                        2.5%
Jersey                                                        2.5%
Luxembourg                                                    2.2%
Cayman Islands                                                1.6%
Denmark                                                       1.5%
New Zealand                                                   0.9%
Portugal                                                      0.9%
Belgium                                                       0.8%
Norway                                                        0.8%
Sweden                                                        0.8%
Finland                                                       0.7%
Papua New Guinea                                              0.7%
--------------------------------------------------------------------

CURRENCY DENOMINATION                       % OF TOTAL INVESTMENTS
--------------------------------------------------------------------
United States Dollar                                        100.0%
--------------------------------------------------------------------

PORTFOLIO BREAKDOWN                                % OF NET ASSETS
--------------------------------------------------------------------
Financials                                                   19.2%
Consumer Discretionary                                       14.6%
Information Technology                                       14.3%
Telecommunication Services                                   10.6%
Health Care                                                   9.2%
Materials                                                     8.5%
Energy                                                        8.2%
Industrials                                                   6.6%
Consumer Staples                                              5.9%
Utilities                                                     1.7%
--------------------------------------------------------------------
Total Investments                                            98.8%
Other Assets in excess of Liabilities                         1.2%
--------------------------------------------------------------------
Net Assets                                                  100.0%
--------------------------------------------------------------------

                                                        % OF TOTAL
TOP TEN HOLDINGS                                       INVESTMENTS
--------------------------------------------------------------------
James Hardie Industries NV, ADR                               1.3%
Aixtron AG, ADR                                               1.3%
BT Group PLC, ADR                                             1.2%
Banco Bilbao Vizcaya Argentaria SA, ADR                       1.1%
Royal Bank of Scotland Group PLC, ADR                         1.1%
ING Groep NV, ADR                                             1.1%
Banco Santander SA, ADR                                       1.1%
Lloyds Banking Group PLC, ADR                                 1.1%
Advantest Corp., ADR                                          1.0%
ASML Holding NV                                               1.0%
--------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Line Chart:
PERFORMANCE OF A $10,000 INVESTMENT

                        Claymore/
                        BNY Mellon EW
                        Euro-Pacific
                        LDRs ETF           MSCI EAFE Index
3/1/07                  10000              10000
                        9913.04            9906.96
                        9888.2             9872.76
                        9689.44            9669.12
                        9805.38            9788.18
                        9879.92            9852.41
                        10024.8            9963.7
                        10037.3            9976.68
                        10082.8            10017.7
                        10004.1            9942.54
                        9776.4             9701.56
                        9950.31            9869.85
                        9971.01            9887.15
                        10074.5            10001.5
                        10120.1            10078.1
                        10161.5            10109.2
                        10339.5            10290.9
                        10352              10306.1
                        10306.4            10269.4
                        10285.7            10255.4
                        10269.2            10225.5
                        10314.7            10266
                        10310.6            10254.9
                        10343.7            10277.2
                        10430.6            10375
                        10488.6            10440.6
                        10517.6            10467.4
                        10517.6            10462
                        10484.5            10435.2
                        10579.7            10538.2
                        10571.4            10531.7
                        10575.6            10524.9
                        10600.4            10550.8
                        10737.1            10684.9
                        10757.8            10703.4
                        10778.5            10717.3
                        10666.7            10657.4
                        10790.9            10745.1
                        10774.3            10724.6
                        10741.2            10686
                        10770.2            10734.8
                        10761.9            10722.9
                        10732.9            10698.8
                        10732.9            10710.3
                        10679.1            10657
                        10728.8            10715.8
                        10732.9            10723.1
                        10795              10809.9
                        10869.6            10887.8
                        10745.3            10769.3
                        10778.5            10828.8
                        10687.4            10733
                        10708.1            10755.6
                        10724.6            10770.4
                        10766              10798.2
                        10728.8            10762.2
                        10695.7            10730
                        10728.8            10785.9
                        10745.3            10781.6
                        10778.5            10809.6
                        10848.9            10898.8
                        10741.2            10804
                        10703.9            10775.2
                        10703.9            10798.3
                        10770.2            10840.9
                        10720.5            10787.5
                        10840.6            10898.3
                        10894.4            10967.7
                        10931.7            11006.8
                        10894.4            10992.5
                        10774.3            10872.6
                        10662.5            10763
                        10546.6            10650.7
                        10604.5            10715.3
                        10538.3            10650.3
                        10538.3            10644
                        10641.8            10773.8
                        10774.3            10915.7
                        10782.6            10939.4
                        10774.3            10922.6
                        10819.9            10960.7
                        10724.6            10879.7
                        10699.8            10848
                        10683.2            10836.4
                        10658.4            10801.5
                        10588              10707
                        10699.8            10822
                        10757.8            10911.6
                        10836.4            10991.3
                        10911              11057.5
                        10911              11097.7
                        10906.8            11046.4
                        10960.7            11097.1
                        10997.9            11150.3
                        10997.9            11130.8
                        10964.8            11106.1
                        11043.5            11181
                        11122.2            11256.6
                        11155.3            11271.2
                        11105.6            11233.7
                        11014.5            11132.1
                        11122.2            11233.6
                        11113.9            11191.5
                        11105.6            11201.2
                        11010.3            11116.2
                        10865.4            10963.4
                        10646              10735.2
                        10484.5            10579.9
                        10505.2            10596
                        10654.2            10750.9
                        10467.9            10559.8
                        10530              10615.3
                        10501              10590.2
                        10426.5            10523.7
                        10476.2            10589.2
                        10612.8            10784.7
                        10393.4            10631.1
                        10070.4            10303.1
                        10256.7            10423.6
                        10186.3            10320.6
                        10062.1            10171.8
                        9772.26            9862.77
                        9842.65            9941.37
                        9942.03            10067.3
                        10004.1            10125.3
                        10144.9            10253.2
                        10277.4            10375.6
                        10335.4            10428.1
                        10376.8            10462.6
                        10248.5            10341.6
                        10248.5            10330.6
                        10318.8            10418.8
8/31/07                 10472              10582.9
                        10472              10593.5
                        10505.2            10619.4
                        10389.2            10504.2
                        10455.5            10558.3
                        10360.2            10455.5
                        10252.6            10351.1
                        10393.4            10502.5
                        10438.9            10553.1
                        10455.5            10588
                        10422.4            10550.8
                        10306.4            10432.3
                        10327.1            10466.4
                        10679.1            10829
                        10728.8            10896.9
                        10737.1            10897
                        10737.1            10919.2
                        10724.6            10900
                        10782.6            10942
                        10902.7            11090.3
                        10960.7            11149
                        11018.6            11215
                        11039.3            11241.8
                        11051.8            11264.2
                        11031.1            11246.7
                        11080.8            11326.7
                        11022.8            11246.6
                        11097.3            11326.1
                        11176              11380.2
                        11316.8            11502.5
                        11262.9            11444.2
                        11238.1            11397
                        11118              11245.2
                        11147              11289.5
                        11188.4            11328.2
                        11068.3            11225.7
                        10873.7            11007.2
                        11010.3            11162.3
                        10989.7            11114
                        11101.5            11228.5
                        11254.7            11391.7
                        11349.9            11523.4
                        11329.2            11481.9
                        11428.6            11587.1
                        11320.9            11483.9
                        11229.8            11374.6
                        11105.6            11263.4
                        11176              11350.2
                        11176              11374.4
                        11055.9            11265.9
                        10902.7            11129.7
                        10753.6            10976.5
                        10815.7            11026.1
                        10944.1            11179.5
                        10803.3            11033.1
                        10691.5            10919.8
                        10530              10761.3
                        10708.1            10925.8
                        10484.5            10708.9
                        10484.5            10765
                        10625.3            10873.4
                        10650.1            10925.8
                        10592.1            10898.9
                        10699.8            11018.8
                        10803.3            11144.2
                        10861.3            11206.1
                        10828.2            11171.6
                        10741.2            11097.6
                        10824              11168.6
                        10836.4            11199.2
                        10948.2            11291.9
                        10993.8            11360.2
                        10985.5            11352.6
                        10964.8            11327.9
                        10703.9            11022.2
                        10588              10900.9
                        10347.8            10655.1
                        10347.8            10655.4
                        10294              10594.4
                        10298.1            10595.3
                        10447.2            10740.1
                        10480.3            10769.8
                        10480.3            10812.7
                        10194.6            10881.2
                        10219.5            10920.1
                        10252.6            10957.2
                        10623.1            10953.9
                        10623.1            10953.9
                        10631.7            10953.8
                        10588.8            10926
                        10412.7            10738.8
                        10318.2            10637.1
                        10339.7            10679.7
                        10258.1            10593.9
                        10185.1            10518.7
                        10146.5            10468.6
                        10245.2            10555.2
                        10043.4            10323.7
                        9785.8             10056.5
                        9798.68            10069.8
                        9704.21            9972.35
                        9704.21            9413.03
                        9210.42            9423.97
                        9111.66            9305.04
                        9536.75            9778.25
                        9652.69            9912.84
                        9545.34            9796.25
                        9682.74            9939.23
                        9588.28            9866.52
                        9661.28            9941.96
                        9815.86            10096.3
                        9863.09            10156.3
                        9549.63            9821.07
                        9480.93            9745.23
                        9274.82            9552.97
                        9274.82            9544.15
                        9223.3             9478.41
                        9493.81            9746.29
                        9463.76            9707.8
                        9575.4             9848.5
                        9485.23            9755.7
                        9485.23            9851.53
                        9682.74            9954.95
                        9463.76            9730.27
                        9648.39            9911.09
                        9579.69            9854.33
                        9729.98            10021.5
                        9833.03            10158.8
                        9983.32            10321.6
                        9884.56            10214.8
                        9768.62            10084.4
                        9601.16            9897.85
                        9536.75            9812.84
                        9678.45            9932.18
                        9682.74            9940.25
                        9502.4             9767.44
                        9403.64            9656.74
                        9437.99            9716.06
                        9644.1             9940.85
                        9558.22            9839.78
                        9515.28            9758.98
                        9257.65            9465.19
                        9485.23            9713.86
                        9399.35            9646.07
                        9257.65            9500.13
                        9257.65            9536.63
                        9240.47            9504.4
                        9626.92            9897.88
                        9712.8             9968.79
                        9781.5             10033.8
                        9764.33            10011.2
                        9747.15            9978.29
                        9807.27            10069.7
                        9961.85            10263.3
                        10000.5            10297.9
                        10095              10379.4
                        10146.5            10448.3
                        10034.8            10329.7
                        10009.1            10277.6
                        10004.8            10257.9
                        9983.32            10219.9
                        9871.68            10101.3
                        9867.38            10130.8
                        10082.1            10373.2
                        10022              10332.2
                        10052              10382.6
                        10129.3            10501.6
                        10086.4            10460.3
                        10090.7            10476.4
                        9979.02            10372.4
                        10077.8            10494.9
                        10120.7            10565.5
                        10095              10511
                        10137.9            10519.9
                        10077.8            10456.5
                        10077.8            10618
                        10245.2            10648.3
                        10262.4            10661.7
                        10253.8            10643.5
                        10253.8            10656.4
                        10137.9            10530.8
                        10189.4            10595.1
                        10206.6            10590.9
                        10249.5            10622.5
                        10314              10706.4
                        10438.5            10823.9
                        10494.3            10898.3
                        10412.7            10804.6
                        10404.1            10769.3
                        10391.2            10768
                        10296.8            10669.2
                        10296.8            10590.8
                        10206.6            10566
                        10180.8            10541
                        10210.9            10561.6
                        10245.2            10622.3
                        10198              10585.3
                        10172.2            10553.6
                        10129.3            10508.5
                        10120.7            10494.6
                        10133.6            10483.6
                        10052              10373.8
                        9824.44            10132
                        9751.45            10065.6
                        9656.98            9968.91
                        9678.45            9990.99
                        9768.62            10078.5
                        9833.03            10141.9
                        9755.74            10068.4
                        9652.69            9953.23
                        9575.4             9871.26
                        9472.34            9775.9
                        9489.52            9782.13
                        9523.87            9826.37
                        9485.23            9759.54
                        9437.99            9703.99
                        9502.4             9753.55
                        9377.88            9592.09
                        9356.41            9551.36
                        9283.41            9509.76
                        9283.41            9434.47
                        9287.71            9503.74
                        9150.3             9356.37
                        9287.71            9512.39
                        9188.95            9406.17
                        9107.36            9300.05
                        9120.24            9317.2
                        9017.19            9182.85
                        9000.01            9156.63
                        9184.65            9374.51
                        9206.12            9412.83
                        9292               9486.88
                        9296.29            9499.03
                        9386.47            9592.09
                        9292               9530.49
                        9201.83            9430.42
                        9197.53            9393.7
                        9124.54            9294.44
                        9253.35            9422.38
                        9261.94            9440.51
                        9133.13            9289.09
                        9042.95            9197.25
                        9107.36            9286.25
                        9163.18            9363.85
                        9090.19            9294.44
                        8982.84            9178.28
                        9068.72            9292.31
                        9004.31            9219.52
                        8806.79            9008.6
                        8836.85            9034.16
                        8746.67            8959.15
                        8755.26            8989.4
                        8553.45            8777.69
                        8592.09            8821.29
                        8613.56            8843.38
                        8673.68            8890.94
                        8669.38            8896.81
                        8583.51            8824.96
                        8617.86            8859.32
                        8699.44            8955.97
8/31/08                 8793.91            9057.95
                        8793.91            8933.16
                        8673.68            8915.9
                        8557.74            8800.38
                        8334.46            8576.77
                        8128.35            8349.7
                        8334.46            8601.06
                        8227.11            8484.47
                        8145.53            8392.62
                        8012.42            8251.11
                        8231.41            8489.94
                        8046.77            8292.77
                        7776.25            8013.95
                        7698.96            7929.49
                        7651.73            7912.65
                        8124.06            8480.74
                        8179.88            8533.95
                        8106.88            8458.52
                        8038.18            8396.01
                        8128.35            8487.2
                        7982.36            8343.4
                        7600.2             7926.92
                        7424.15            7748.26
                        7462.8             7823.52
                        7295.34            7625.33
                        7359.74            7709.74
                        6848.77            7125.45
                        6827.3             7114.84
                        6410.79            6664.9
                        6337.8             6592.26
                        5848.29            6036.72
                        6299.15            6506.41
                        6642.66            6868.96
                        6350.68            6541.91
                        5916.99            6078.94
                        6127.4             6290.66
                        6299.15            6486.77
                        6281.98            6494.45
                        5874.06            6071.25
                        5792.47            6009.29
                        5466.13            5677.57
                        5217.09            5394.18
                        5448.96            5541.21
                        5796.77            6016.94
                        5994.28            6216.1
                        5947.05            6184.79
                        5994.28            6260.74
                        6324.91            6598.41
                        6376.44            6648.25
                        5947.05            6193.05
                        5955.64            6203.37
                        6071.57            6317.09
                        5766.71            5989.9
                        5625.01            5851.75
                        5517.66            5740.01
                        5612.13            5825.81
                        5509.07            5711.89
                        5496.19            5686.1
                        5341.61            5524.51
                        5096.86            5265.15
                        5023.86            5226.73
                        5375.96            5601.69
                        5500.49            5758.49
                        5491.9             5714.78
                        5491.9             5825.22
                        5616.42            5850.5
                        5384.55            5587.08
                        5388.84            5592.65
                        5440.37            5631.5
                        5410.31            5614.63
                        5272.91            5448.17
                        5629.3             5836.72
                        5680.83            5895.44
                        5745.24            5966.51
                        5813.94            6059.61
                        5693.71            5906.2
                        5856.88            6075.28
                        5865.47            6102.23
                        6084.46            6311.89
                        6118.81            6337.38
                        5904.11            6137.8
                        5831.12            6070.04
                        5818.23            6059.43
                        5547.72            6022.25
                        5547.72            6040.72
                        5586.36            6068.48
                        5698.01            6187.87
                        5753.83            6240.16
                        5953.51            6202.24
                        5953.51            6202.24
                        6092.06            6344.11
                        6087.6             6344.14
                        6083.13            6336.25
                        6159.11            6421.5
                        6114.41            6370.96
                        6056.31            6292.72
                        5940.1             6177.84
                        5752.38            5969.65
                        5613.82            5814.57
                        5475.26            5668.69
                        5595.94            5793.45
                        5595.94            5710.94
                        5350.11            5529.46
                        5314.35            5491.44
                        5327.76            5486.61
                        5198.14            5364.14
                        5381.4             5556.73
                        5470.79            5668.54
                        5573.59            5797.01
                        5493.14            5717.26
                        5372.46            5593.6
                        5238.37            5455.03
                        5336.7             5579.15
                        5439.5             5675.59
                        5394.81            5636.88
                        5488.67            5724.37
                        5542.3             5792.66
                        5421.62            5673.21
                        5385.87            5625.14
                        5265.19            5501.15
                        5332.23            5554.47
                        5332.23            5469.64
                        5059.59            5272.44
                        4992.54            5216.35
                        5032.77            5265.29
                        4853.99            5091.63
                        4845.05            5081.38
                        4755.65            4997.17
                        4746.72            5000.85
                        4822.7             5066.66
                        4782.47            5019.73
                        4558.99            4770.46
                        4474.07            4682.12
                        4572.4             4794.76
                        4478.54            4709.06
                        4429.37            4660.98
                        4366.8             4587.82
                        4527.7             4777.09
                        4594.75            4843.09
                        4585.81            4826.94
                        4684.14            4938.54
                        4813.76            5086.19
                        4818.23            5092.01
                        4840.58            5120.74
                        5095.34            5380.06
                        5010.42            5315.34
                        5135.57            5475.03
                        5162.39            5512.76
                        5202.61            5541.58
                        5274.13            5579.12
                        5189.21            5475.42
                        4965.73            5236.06
                        5122.16            5337.87
                        5283.07            5413.5
                        5528.9             5735.81
                        5604.88            5699.54
                        5484.2             5663.93
                        5327.76            5596.06
                        5394.81            5557.62
                        5604.88            5686.53
                        5604.88            5695.15
                        5685.33            5739.99
                        5587               5797.62
                        5671.92            5743.94
                        5761.31            5813.6
                        5797.07            5862.41
                        5497.61            5697.15
                        5618.29            5669.89
                        5582.53            5732.47
                        5734.5             5762.69
                        5855.18            5907.19
                        5747.91            5895.41
                        5698.74            5772.73
                        5908.81            5914.18
                        5935.63            6021.33
                        6011.61            6024.64
                        6293.2             6151.85
                        6261.91            6193.7
                        6373.65            6248.91
                        6239.56            6341.82
                        6507.74            6445.84
                        6346.83            6453.94
                        6378.12            6441.45
                        6101               6332.22
                        6208.27            6279.36
                        6163.58            6354.34
                        6400.47            6382.89
                        6458.57            6537.68
                        6503.27            6642.4
                        6427.28            6543.22
                        6476.45            6592.8
                        6476.45            6609.16
                        6610.54            6647.19
                        6498.8             6688.28
                        6579.25            6612.05
                        6682.05            6733.69
                        6883.18            6893.14
                        6918.94            6960.87
                        6722.28            6846.56
                        6789.32            6800.8
                        6749.1             6764.52
                        6717.81            6677.01
                        6784.85            6747.95
                        6807.2             6844.73
                        6932.35            6923.33
                        6896.59            6897.08
                        6632.89            6707.01
                        6539.02            6677.35
                        6543.49            6598.56
                        6570.31            6620.86
                        6641.83            6684.61
                        6387.06            6560.73
                        6471.98            6528.62
                        6530.09            6652.95
                        6637.36            6598.24
                        6641.83            6688.24
                        6690.99            6730.04
                        6628.42            6695.39
                        6717.81            6791.41
                        6534.56            6635.79
                        6534.56            6619.04
                        6512.21            6538.35
                        6396               6520.09
                        6333.42            6413.46
                        6409.41            6462.67
                        6333.42            6415.69
                        6458.57            6441.52
                        6458.57            6547.95
                        6762.5             6713.97
                        6811.67            6766.06
                        6784.85            6790.67
                        6941.29            6888.08
                        6959.17            6990.86
                        6981.52            7006.25
                        7115.6             7102
                        7137.95            7109.77
                        7164.77            7156.54
                        7120.07            7132.34
                        7079.85            7109.95
                        7213.93            7232.4
                        7339.08            7306.69
                        7531.28            7488.44
                        7504.46            7470.83
                        7495.52            7422.11
                        7432.94            7451.33
                        7455.29            7413.45
                        7374.84            7398.58
                        7303.33            7357.86
                        7406.13            7401.86
                        7504.46            7518.43
                        7437.41            7485.09
                        7187.12            7263.02
                        7325.67            7335.92
                        7356.96            7366.15
                        7441.88            7465.59
                        7593.85            7567.47
                        7593.85            7679.08
                        7638.55            7700.11
                        7625.14            7654.78
                        7705.59            7620.2
                        7710.06            7745.88
8/31/09                 7611.73            7703.87

This graph compares a hypothetical $10,000 investment in the Fund,made at its inception, with a similar investment in the MSCI EAFE Index.Results include the reinvestment of all dividends and capital gains.Past performance is no guarantee of future results.The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets,excluding the US & Canada.It is not possible to invest directly in the MSCI EAFE Index.Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed,may be worth more or less than their original investment.

(1) Effective March 31, 2009, the Fund changed its name from Claymore/Robeco Developed International Equity ETF to the Claymore/BNY Mellon EW Euro-Pacific LDRs ETF. At that time, the Fund changed its current policy of seeking investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Robeco Developed International Equity Index. Instead, the Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called The Bank of New York Mellon Euro-Pacific Select ADR Index. As a result, the above benchmark returns reflect the blended return of the Robeco Developed International Equity Index from 9/1/08 - 3/30/09 and the return of The Bank of New York Mellon Euro-Pacific Select ADR Index from 3/31/09 - 8/31/09. In addition, the 0.65% expense cap was replaced with a 0.35% unitary investment advisory fee.

12 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

TAN | Claymore/MAC Global Solar Energy Index ETF

FUND STATISTICS
--------------------------------------------------------------------
Share Price                                                  $8.52
Net Asset Value                                              $8.60
Premium/Discount to NAV                                     -0.93%
Net Assets ($000)                                         $166,565
--------------------------------------------------------------------
TOTAL RETURNS
--------------------------------------------------------------------
                                                   SINCE INCEPTION
(INCEPTION 4/15/08)                   ONE YEAR          ANNUALIZED
--------------------------------------------------------------------
Claymore/MAC Global
Solar Energy Index ETF
  NAV                                 -67.14%              -54.03%
  Market                              -67.54%              -54.34%
--------------------------------------------------------------------
MAC Global Solar Energy Index         -65.83%              -52.66%
--------------------------------------------------------------------
MSCI World Index                      -16.43%              -16.98%
--------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.13 per share for share price returns or initial net asset value
(NAV) of $25.13 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 0.93%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.70% while the Fund's annualized gross operating expense ratio was determined to be 0.95% . There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65% . Without this expense cap, actual returns would be lower.

                                                         % OF TOTAL
COUNTRY BREAKDOWN                                       INVESTMENTS
--------------------------------------------------------------------
Germany                                                      28.5%
United States                                                27.8%
China                                                        26.5%
Norway                                                        5.0%
Switzerland                                                   4.1%
United Kingdom                                                3.0%
Canada                                                        2.9%
Spain                                                         2.2%

--------------------------------------------------------------------
                                                         % OF TOTAL
CURRENCY DENOMINATION                                   INVESTMENTS
--------------------------------------------------------------------
United States Dollar                                         55.5%
Euro                                                         30.7%
Norwegian Krone                                               5.0%
Swiss Franc                                                   4.1%
British Pound Sterling                                        3.0%
Hong Kong Dollar                                              1.7%
--------------------------------------------------------------------

PORTFOLIO BREAKDOWN                                 % OF NET ASSETS
-------------------------------------------------------------------
Industrials                                                  85.1%
Information Technology                                       15.0%
-------------------------------------------------------------------
Total Investments                                           100.1%
Liabilities in excess of Other Assets                        -0.1%
-------------------------------------------------------------------
Net Assets                                                  100.0%
-------------------------------------------------------------------

                                                         % OF TOTAL
TOP TEN HOLDINGS                                        INVESTMENTS
---------------------------------------------------------------------
First Solar, Inc.                                             9.0%
MEMC Electronic Materials, Inc.                               6.3%
Suntech Power Holdings Co. Ltd., ADR                          6.0%
Solarworld AG                                                 6.0%
Sunpower Corp. - Class A                                      5.4%
Renewable Energy Corp. AS                                     5.0%
Trina Solar Ltd., ADR                                         4.6%
Meyer Burger Technology AG                                    4.1%
SMA Solar Technology AG                                       4.1%
Q-Cells SE                                                    3.9%
---------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Line Chart:
PERFORMANCE OF A $10,000 INVESTMENT
                        Claymore/
                        MAC Global Solar
                        Energy Index ETF   MSCI World Index
4/15/08                 10000              10000
                        10254.7            10040.8
                        10712.3            10267.9
                        10390              10258.1
                        10489.5            10361.5
                        10612.8            10423.4
                        10748.1            10369.6
                        10624.8            10380.8
                        10413.8            10355.1
                        10394              10443.6
                        10453.6            10472.1
                        10250.7            10409.2
                        10338.2            10416.1
                        10115.4            10460.5
                        10218.9            10565.8
                        10059.7            10566
                        10374              10618.4
                        10202.9            10526
                        10382              10543
                        10405.9            10454.5
                        10501.4            10539.7
                        10839.6            10550.2
                        11309.2            10583.6
                        11364.9            10689
                        11647.4            10772.4
                        11703.1            10818.6
                        11587.7            10726.5
                        11615.6            10635
                        11408.7            10635.2
                        11563.9            10519.3
                        11563.9            10471.1
                        11154              10477.9
                        11165.9            10496.2
                        10453.6            10536.1
                        11094.3            10578.9
                        11285.3            10517.6
                        11293.3            10459
                        10990.8            10417
                        11197.8            10515.1
                        11054.5            10378.1
                        10712.3            10316.8
                        10346.2            10165.2
                        10338.2            10061.7
                        10326.3            10017.8
                        10620.8            10091.9
                        11154              10152.4
                        11412.7            10170.9
                        11301.2            10093.3
                        11440.5            10040.8
                        11126.1            9903.47
                        11265.4            9856.56
                        11173.9            9827.81
                        11277.4            9888.99
                        10748.1            9730.23
                        10390              9679.84
                        10298.5            9710.26
                        9745.32            9633.84
                        9192.2             9517.47
                        9196.18            9477.45
                        9196.18            9438.75
                        9434.94            9434.78
                        9255.87            9425.8
                        9200.16            9415.64
                        9255.87            9404.44
                        9271.79            9322.94
                        9478.71            9299.76
                        9303.62            9163.9
                        9665.74            9248.25
                        9673.7             9402.07
                        9554.32            9408.33
                        9812.97            9469.16
                        9490.65            9515.24
                        9454.83            9578.23
                        8869.88            9441.74
                        8941.5             9400.96
                        8873.86            9309.64
                        9259.85            9346.74
                        9530.44            9504.66
                        9462.79            9458.1
                        9275.77            9355.65
                        9029.05            9252.57
                        9064.86            9378.82
                        9164.35            9447.66
                        9172.3             9339.5
                        8985.28            9355.37
                        8933.55            9429.7
                        9088.74            9344.09
                        9156.39            9243.17
                        9231.99            9288.62
                        9546.36            9250.62
                        9494.63            9192.51
                        9530.44            9047.04
                        9996.02            9118.8
                        10123.4            9146.01
                        10429.8            9206.22
                        10330.3            9118.45
                        10075.6            9092.42
                        10210.9            9162.02
                        10354.2            9269.55
8/31/08                 10429.8            9254.24
                        10429.8            9175.45
                        9916.43            9126.32
                        9355.35            9047.53
                        9096.7             8806.16
                        8937.52            8706.63
                        8806.21            8912.44
                        7839.24            8676.7
                        7974.53            8663.41
                        7970.55            8637.24
                        8364.5             8777.2
                        7707.92            8462.48
                        7715.88            8366.15
                        7656.19            8124.43
                        8034.22            8280.19
                        8734.58            8789.66
                        8467.97            8667.52
                        8197.37            8548.85
                        8523.68            8515.65
                        8611.22            8634.66
                        8101.87            8553.65
                        6955.83            7968.81
                        7115               8097.63
                        7369.68            8108.77
                        6657.38            7817.57
                        6593.71            7782.35
                        5853.56            7304.76
                        4946.28            7087.4
                        4747.31            6811.57
                        4612.02            6544.31
                        4472.74            6222.9
                        5427.78            6802.46
                        5272.58            6999.7
                        4548.35            6502.69
                        4619.98            6372.26
                        4707.52            6447.98
                        4978.11            6710.79
                        4791.09            6592.4
                        4285.71            6161.93
                        3859.93            6145.99
                        3553.52            5863.42
                        3211.3             5611.47
                        3298.85            6001.64
                        3581.38            6223.87
                        3935.54            6452.02
                        4102.67            6493.09
                        4671.71            6533.87
                        5308.4             6837.95
                        4576.2             6685.53
                        3935.54            6285.26
                        4158.38            6381.1
                        4070.83            6409.5
                        3724.63            6168.4
                        3123.76            5924.04
                        3346.6             6062.47
                        3255.07            5980.41
                        3183.45            5842.89
                        3072.03            5839.55
                        2658.18            5583.14
                        2208.52            5248.3
                        2319.94            5396.13
                        2817.35            5751.92
                        2936.73            5854.02
                        3103.86            5952.92
                        3103.86            6014.8
                        3187.43            6066.51
                        2717.87            5665.82
                        2881.02            5754.84
                        3032.23            5841.42
                        2936.73            5743.36
                        2928.77            5762.57
                        3119.78            6091.77
                        2845.2             6047.72
                        2892.96            6144.74
                        2813.37            6110.08
                        2817.35            6049.39
                        2785.52            6097.41
                        2952.65            6266.89
                        3211.3             6350.27
                        3147.63            6301.06
                        3171.51            6215.24
                        3103.86            6112.31
                        3107.84            6073.61
                        3072.03            6070.34
                        3072.03            6076.88
                        3095.9             6102.56
                        3175.49            6157.41
                        3374.45            6258.67
                        3367.33            6286.37
                        3367.33            6287.63
                        3630.34            6461.07
                        3749.89            6475.69
                        3690.11            6511.88
                        3470.94            6437.82
                        3542.67            6413.81
                        3534.7             6308.02
                        3239.81            6165.41
                        3124.24            6081.68
                        2897.1             5905.32
                        3012.66            5833.42
                        3068.45            5922.58
                        3068.45            5879.91
                        2805.44            5633.88
                        2841.31            5729.86
                        2725.74            5679.74
                        2741.68            5641.26
                        2805.44            5752.75
                        2881.16            5833.7
                        3024.62            6000.39
                        2877.17            5870.31
                        2881.16            5749.27
                        2713.79            5675.5
                        2793.49            5776.28
                        2865.22            5816.23
                        2873.19            5847.9
                        2921.01            5980.9
                        3040.56            6027.05
                        2956.87            5834.53
                        2901.08            5819.08
                        2841.31            5762.5
                        2873.19            5770.78
                        2873.19            5727.07
                        2658               5486.33
                        2550.4             5450.41
                        2466.72            5449.37
                        2319.27            5322.35
                        2199.72            5234.66
                        2327.24            5292.49
                        2183.78            5271.61
                        2183.78            5272.17
                        2139.95            5186.35
                        1968.59            4931.27
                        1960.62            4879.84
                        2092.13            5004.91
                        1924.76            4863.48
                        1908.82            4845.94
                        1880.92            4788.1
                        2092.13            5034.07
                        2072.2             5081.33
                        2112.05            5175.98
                        2159.87            5256.44
                        2171.83            5324.16
                        2104.08            5409.84
                        2116.04            5476.17
                        2303.33            5579.52
                        2227.62            5493.01
                        2422.88            5771.34
                        2442.81            5736.05
                        2490.63            5776.21
                        2952.89            5869.68
                        2901.08            5756.58
                        2681.91            5526.28
                        2725.74            5613.56
                        2821.38            5702.5
                        2972.81            5956.19
                        2944.92            5974.29
                        3004.69            5941.37
                        2845.29            5837.25
                        2901.08            5848.94
                        3084.39            6034.49
                        3084.39            6041.87
                        3092.36            6074.65
                        3152.14            6051.82
                        3176.05            6060.45
                        3211.91            6141.4
                        3160.11            6171.54
                        2897.1             5961.41
                        2897.1             6000.53
                        3032.59            6010.9
                        3008.68            6064.91
                        3084.39            6188.45
                        3000.71            6137.22
                        2893.11            6064.21
                        3112.29            6212.95
                        3291.61            6276.21
                        3303.57            6296.33
                        3642.29            6497.89
                        3718.01            6508.61
                        3825.6             6595.81
                        3670.19            6595.47
                        3718.01            6729.38
                        3646.28            6666.46
                        3610.41            6654.07
                        3303.57            6507.77
                        3431.09            6504.92
                        3458.98            6513.83
                        3518.76            6634.72
                        3725.98            6726.1
                        3869.44            6775.59
                        3737.93            6660.82
                        3710.04            6689.91
                        3710.04            6700.21
                        3789.74            6790.41
                        3861.47            6768.77
                        3825.6             6794.94
                        3957.11            6901.57
                        4104.55            7086.42
                        4132.45            7115.03
                        4008.91            6998.52
                        4212.15            7015.78
                        4244.03            6998.17
                        4172.3             6938.31
                        4299.82            6984.04
                        4487.11            7034.36
                        4546.89            7095.68
                        4403.43            7079.46
                        4184.25            6895.51
                        4184.25            6836.84
                        3992.97            6773.08
                        3961.09            6805.87
                        3957.11            6852.78
                        3670.19            6678.29
                        3698.08            6659.22
                        3849.51            6759.16
                        3777.78            6809.28
                        3777.78            6861.41
                        3773.8             6908.53
                        3785.75            6862.87
                        3845.53            6931.84
                        3777.78            6767.1
                        3777.78            6761.81
                        3546.65            6709.05
                        3427.1             6639.66
                        3347.4             6573.75
                        3419.13            6610.92
                        3327.48            6572.29
                        3431.09            6642.52
                        3383.27            6729.24
                        3558.61            6924.88
                        3598.46            6985.29
                        3562.59            7007.5
                        3642.29            7116.49
                        3837.56            7177.6
                        3793.72            7176.9
                        3921.24            7315.82
                        4128.46            7335.1
                        4168.31            7375.89
                        4036.81            7353.75
                        3949.14            7309.35
                        4052.75            7418.2
                        3929.21            7466.99
                        4076.66            7621.09
                        4064.7             7624.29
                        4016.88            7587.96
                        3977.03            7574.31
                        3949.14            7596.52
                        3992.97            7579.4
                        3921.24            7501.79
                        3905.3             7556.85
                        3781.77            7652.13
                        3741.92            7604.73
                        3522.74            7383.75
                        3522.74            7458.22
                        3506.8             7492.26
                        3558.61            7586.22
                        3550.64            7705.37
                        3550.64            7768.36
                        3530.71            7783.46
                        3470.94            7751.86
                        3451.01            7738.5
                        3526.73            7799.75
8/31/09                 3427.1             7734.05

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance of the 23 developed market country indices of Europe, Australasia, the Far East, the United States and Canada. It is not possible to invest directly in the MSCI World Index.Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

                                            Annual Report | August 31, 2009 | 13

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

FAA | Claymore/NYSE Arca Airline ETF

FUND STATISTICS
--------------------------------------------------------------------
Share Price                                                 $24.10
Net Asset Value                                             $23.69
Premium/Discount to NAV                                      1.73%
Net Assets ($000)                                           $4,738
--------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------
(INCEPTION 1/26/09)                                SINCE INCEPTION
--------------------------------------------------------------------
Claymore/NYSE Arca Airline ETF
  NAV                                                       -0.54%
  Market                                                     1.13%
--------------------------------------------------------------------
NYSE Arca Global Airline Index                              -2.95%
--------------------------------------------------------------------
MSCI World Index                                            37.10%
--------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $23.82 per share for share price returns or initial net asset value
(NAV) of $23.82 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.02%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. The Fund's expense ratio for its initial fiscal year is based on an assumed average asset level of $50 million. If assets are lower than $50 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $50 million during the Fund's first twelve months, the expense ratio may be lower.In the Financial Highlights section of this Annual Report, the Fund's net operating expense ratio was determined to be 0.95% while the Fund's gross operating expense ratio was determined to be 5.67% . There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65% . Without this expense cap, actual returns would be lower.

                                                         % OF TOTAL
COUNTRY BREAKDOWN                                       INVESTMENTS
--------------------------------------------------------------------
United States                                                66.2%
Japan                                                         6.2%
Germany                                                       4.7%
Singapore                                                     4.3%
Brazil                                                        3.0%
Ireland                                                       3.0%
United Kingdom                                                2.8%
Spain                                                         1.4%
South Korea                                                   1.4%
China                                                         1.4%
Canada                                                        1.4%
France                                                        1.4%
Sweden                                                        1.4%
Australia                                                     1.4%
--------------------------------------------------------------------

CURRENCY DENOMINATION                        % OF TOTAL INVESTMENTS
--------------------------------------------------------------------
United States Dollar                                        69.2%
Euro                                                        10.5%
Japanese Yen                                                 6.2%
All other currencies                                        14.1%
--------------------------------------------------------------------

PORTFOLIO BREAKDOWN                                 % OF NET ASSETS
--------------------------------------------------------------------
Consumer Services                                           99.9%
--------------------------------------------------------------------
Total Investments                                           99.9%
Other Assets in excess of Liabilities                        0.1%
--------------------------------------------------------------------
Net Assets                                                 100.0%
--------------------------------------------------------------------

                                                         % OF TOTAL
TOP TEN HOLDINGS                                        INVESTMENTS
--------------------------------------------------------------------
Continental Airlines, Inc. - Class B                        15.1%
Delta Air Lines, Inc.                                       14.9%
Southwest Airlines Co.                                      14.7%
All Nippon Airways Co. Ltd.                                  4.8%
Deutsche Lufthansa AG                                        4.7%
Singapore Airlines Ltd.                                      4.3%
JetBlue Airways Corp.                                        3.3%
Skywest, Inc.                                                3.2%
AirTran Holdings, Inc.                                       3.1%
Alaska Air Group, Inc.                                       3.0%
--------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Line Chart:
PERFORMANCE OF A $10,000 INVESTMENT

                        Claymore/
                        NYSE Arca
                        Airlines ETF       MSCI World Index
1/26/09                 9999.99            10000
                        9999.99            10197.7
                        9328.29            10341.1
                        9911.83            10636.6
                        9391.26            10406
                        8866.49            10191.5
                        8795.12            10060.7
                        8719.56            10239.3
                        8643.99            10310.2
                        8673.38            10366.3
                        9118.38            10602.1
                        9088.99            10683.9
                        8828.71            10342.6
                        8438.28            10315.2
                        8606.21            10214.9
                        8631.4             10229.6
                        8631.4             10152.1
                        8178               9725.36
                        7707.8             9661.7
                        7611.25            9659.85
                        7300.58            9434.69
                        7476.91            9279.24
                        7632.24            9381.76
                        7376.15            9344.75
                        7359.36            9345.74
                        6914.35            9193.61
                        6473.55            8741.44
                        6041.14            8650.27
                        6238.45            8871.97
                        5692.69            8621.27
                        5810.24            8590.18
                        5747.27            8487.66
                        6288.83            8923.67
                        6393.78            9007.44
                        6687.65            9175.23
                        6973.13            9317.85
                        6872.37            9437.9
                        7195.63            9589.77
                        7296.38            9707.35
                        6977.33            9890.57
                        6708.64            9737.21
                        6989.92            10230.6
                        6973.13            10168
                        7149.45            10239.2
                        7586.06            10404.9
                        7313.18            10204.4
                        6880.77            9796.18
                        6981.52            9950.9
                        7199.83            10108.6
                        7829.55            10558.3
                        7909.31            10590.3
                        8224.18            10532
                        7947.1             10347.4
                        8178               10368.2
                        8757.34            10697.1
                        8757.34            10710.2
                        8832.91            10768.3
                        8471.87            10727.8
                        8778.33            10743.1
                        8782.53            10886.6
                        8849.7             10940
                        8387.9             10567.5
                        9135.17            10636.9
                        9055.41            10655.2
                        9202.34            10751
                        9193.95            10970
                        8245.17            10879.2
                        7963.89            10749.8
                        8232.57            11013.4
                        8148.61            11125.6
                        8337.53            11161.2
                        9005.03            11518.5
                        9437.44            11537.5
                        9462.63            11692.1
                        9047.01            11691.5
                        9122.58            11928.9
                        8929.47            11817.3
                        8627.2             11795.4
                        8219.98            11536
                        8287.15            11531
5/15/09                 8186.39            11546.8
                        8442.48            11761.1
                        8455.07            11923.1
                        8438.28            12010.8
                        8312.34            11807.3
                        8127.62            11858.9
                        8127.62            11877.2
                        8178               12037.1
                        7871.53            11998.7
                        7821.15            12045.1
                        7997.48            12234.1
                        8404.7             12561.8
                        8803.52            12612.5
                        8723.76            12406
                        8576.82            12436.5
                        8564.23            12405.3
                        8224.18            12299.2
                        8316.54            12380.3
                        8094.03            12469.5
                        8089.84            12578.2
                        7976.49            12549.4
                        7732.99            12223.4
                        7800.16            12119.3
                        7900.92            12006.3
                        7787.57            12064.5
                        7816.96            12147.6
                        7409.73            11838.3
                        7229.21            11804.5
                        7363.56            11981.7
                        7716.2             12070.5
                        7661.62            12162.9
                        7745.59            12246.4
                        7720.4             12165.5
                        7854.74            12287.8
                        7787.57            11995.7
                        7787.57            11986.3
                        7766.58            11892.8
                        7644.83            11769.8
                        7615.44            11653
                        7619.64            11718.9
                        7774.97            11650.4
                        7867.33            11774.9
                        7913.51            11928.6
                        8198.99            12275.4
                        8173.8             12382.5
                        8110.83            12421.9
                        8383.71            12615.1
                        8081.44            12723.4
                        8010.07            12722.2
                        8211.58            12968.4
                        8492.86            13002.6
                        8480.26            13074.9
                        8727.95            13035.7
                        8904.28            12957
                        8921.07            13149.9
                        8984.04            13236.4
                        9164.56            13509.6
                        9471.03            13515.2
                        9769.1             13450.8
                        9706.12            13426.7
                        9836.27            13466
                        9622.16            13435.7
                        9521.4             13298.1
                        9752.3             13395.7
                        9928.62            13564.6
                        9769.1             13480.6
                        9319.89            13088.8
                        9492.02            13220.9
                        9345.08            13281.2
                        9534               13447.7
                        9899.24            13659
                        9886.64            13770.6
                        10226.7            13797.4
                        10256.1            13741.4
                        10134.3            13717.7
                        10172.1            13826.3
8/31/09                 9945.42            13709.8

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance of the developed market country indices of Europe, Australasia, the Far East, the U.S. and Canada. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

14 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

CGW | Claymore S&P Global Water Index ETF

FUND STATISTICS
--------------------------------------------------------------------
Share Price                                                 $16.93
Net Asset Value                                             $16.88
Premium/Discount to NAV                                      0.30%
Net Assets ($000)                                         $178,938
--------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------
                                                   SINCE INCEPTION
(INCEPTION 5/14/07)                      ONE YEAR       ANNUALIZED
--------------------------------------------------------------------
Claymore S&P Global Water Index ETF
  NAV                                      -20.93%         -12.07%
  Market                                   -21.41%         -11.96%
--------------------------------------------------------------------
S&P Global Water Index                     -19.47%         -10.68%
--------------------------------------------------------------------
MSCI World Index                           -16.43%         -12.59%
--------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.78 per share for share price returns or initial net asset value
(NAV) of $24.78 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 0.73%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.70%, while the Fund's annualized gross operating expense ratio was determined to be 0.88% . There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65% . Without this expense cap, actual returns would be lower.

                                                        % OF TOTAL
COUNTRY BREAKDOWN                                      INVESTMENTS
--------------------------------------------------------------------
United States                                                38.1%
United Kingdom                                               16.1%
France                                                       13.3%
Japan                                                         8.5%
Switzerland                                                   6.2%
Australia                                                     3.5%
Austria                                                       2.5%
Finland                                                       2.4%
Brazil                                                        2.1%
China                                                         2.0%
Italy                                                         1.3%
Singapore                                                     1.2%
Spain                                                         1.2%
Netherlands                                                   1.1%
Sweden                                                        0.5%
--------------------------------------------------------------------

CURRENCY DENOMINATION                        % OF TOTAL INVESTMENTS
--------------------------------------------------------------------
United States Dollar                                        40.2%
Euro                                                        21.8%
Pound Sterling                                              16.1%
Japanese Yen                                                 8.5%
Swiss Franc                                                  6.2%
All other currencies                                         7.2%
--------------------------------------------------------------------

PORTFOLIO BREAKDOWN                                 % OF NET ASSETS
--------------------------------------------------------------------
Industrials                                                 42.7%
Utilities                                                   39.9%
Materials                                                    9.7%
Information Technology                                       3.6%
Energy                                                       3.5%
Financials                                                   0.2%
--------------------------------------------------------------------
Total Investments                                           99.6%
Other Assets in excess of Liabilities                        0.4%
--------------------------------------------------------------------
Net Assets                                                 100.0%
--------------------------------------------------------------------

                                                        % OF TOTAL
TOP TEN HOLDINGS                                       INVESTMENTS
--------------------------------------------------------------------
Veolia Environnement                                        10.2%
Kurita Water Industries Ltd.                                 7.0%
Geberit AG                                                   6.2%
United Utilities Group PLC                                   5.7%
Nalco Holding Co.                                            5.5%
Severn Trent PLC                                             4.4%
ITT Corp.                                                    4.4%
Danaher Corp.                                                3.8%
WorleyParsons Ltd.                                           3.5%
Pentair, Inc.                                                3.2%
--------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Line Chart:
PERFORMANCE OF A $10,000 INVESTMENT

                        Claymore/
                        S&P Global
                        Water Index ETF    MSCI World Index
5/14/07                 10000              10000
                        9943.5             10007.1
                        9983.86            10041
                        9939.47            10025.7
                        9975.79            10081.7
                        10008.1            10097.5
                        10064.6            10110.3
                        10149.3            10141.4
                        10032.3            10042.2
                        10084.8            10058.8
                        10121.1            10097.3
                        10141.2            10109.7
                        10266.3            10170.8
                        10302.7            10234.5
                        10335              10265.1
                        10335              10234.8
                        10205.8            10131.2
                        10048.4            9996.97
                        9963.68            9993.08
                        10012.1            10030.8
                        9927.36            9954.63
                        9947.54            10022.2
                        10092.8            10119.3
                        10205.8            10223.4
                        10222              10236.4
                        10230              10239
                        10230              10192.1
                        10197.7            10190.4
                        10201.8            10117.9
                        10133.2            10085.7
                        10096.8            10048
                        10088.8            10046.3
                        10161.4            10103.5
                        10250.2            10140.9
                        10351.1            10236.8
                        10387.4            10294.9
                        10335              10302.1
                        10367.2            10351.9
                        10387.4            10389
                        10351.1            10312.7
                        10387.4            10324
                        10488.3            10459.9
                        10512.5            10523.4
                        10447.9            10514.2
                        10443.9            10501.5
                        10407.6            10449.5
                        10464.1            10523.3
                        10464.1            10456.6
                        10528.7            10488.4
                        10363.2            10349.9
                        10294.6            10296.7
                        10056.5            10069.1
                        9887.01            9902.26
                        9979.82            9960.36
                        9959.64            9986.08
                        9947.54            9900.15
                        10068.6            9955.75
                        9939.47            9825.03
                        9943.5             9876.74
                        9967.72            9935.17
                        10113              10113.2
                        10056.5            9902.59
                        9830.51            9736.46
                        9802.26            9792.72
                        9652.95            9652.5
                        9439.06            9501.74
                        9326.07            9329.81
                        9289.75            9474.11
                        9426.96            9560.11
                        9463.28            9592.29
                        9588.38            9722.08
                        9632.77            9785.99
                        9741.73            9862.62
                        9761.9             9856.42
                        9644.87            9689.83
                        9778.05            9781.44
                        9891.04            9813.82
8/31/07                 10032.3            9958.45
                        10004              10027.8
                        9866.83            9926.99
                        9878.93            9977.38
                        9733.66            9853.92
                        9681.19            9791.6
                        9794.19            9927.72
                        9846.65            9954.63
                        9903.15            10019.4
                        9899.11            10011.5
                        9818.4             9932.53
                        9927.36            10087.5
                        10113              10296.2
                        10125.1            10304.7
                        10121.1            10335.3
                        10129.1            10334.6
                        10157.4            10323.2
                        10266.3            10373.7
                        10391.4            10478
                        10423.7            10493
                        10464.1            10594.5
                        10443.9            10625.1
                        10407.6            10605
                        10367.2            10600.2
                        10476.2            10706.1
                        10419.7            10660.8
                        10524.6            10740.2
                        10524.6            10767.9
                        10552.9            10812.6
                        10589.2            10801.6
                        10540.8            10754
                        10447.9            10642.1
                        10516.5            10677.6
                        10552.9            10691.7
                        10387.4            10514.8
                        10258.3            10416.1
                        10395.5            10555.2
                        10383.4            10520.3
                        10443.9            10581.1
                        10504.4            10741.2
                        10609.4            10844.6
                        10601.3            10788.8
                        10613.4            10902.4
                        10423.7            10727
                        10452              10675.7
                        10415.7            10583.3
                        10484.3            10697.2
                        10355.1            10576.1
                        10226              10504.2
                        10177.6            10368.4
                        10048.4            10201.2
                        10141.2            10357
                        10274.4            10429.7
                        10197.7            10285
                        10129.1            10245.7
                        9947.54            10083.2
                        9975.79            10171.1
                        9782.08            9974.41
                        9963.68            10112.9
                        9967.72            10049.6
                        9971.75            10086.4
                        10145.3            10276.9
                        10222              10352.3
                        10254.2            10420.4
                        10213.9            10382.1
                        10177.6            10322.4
                        10274.4            10441.7
                        10379.3            10533.2
                        10435.8            10570.8
                        10468.1            10629.4
                        10367.2            10508.7
                        10371.3            10520.5
                        10189.7            10369.1
                        10084.8            10242.2
                        9915.25            10035.6
                        9923.33            10064.3
                        9943.5             10046.2
                        9991.93            10072
                        10258.3            10227.3
                        10294.6            10299.3
                        10310.7            10355.8
                        10330.9            10315
                        10427.8            10340.7
                        10362.4            10305
                        10342.1            10235.1
                        10402.9            10218.4
                        10220.5            10025.3
                        10135.5            9973.49
                        10030.1            9927.59
                        9977.4             9950.14
                        9985.5             9946.12
                        9807.19            9859.19
                        9884.19            9946.18
                        9681.56            9717.86
                        9523.51            9531.35
                        9458.67            9405.72
                        9369.51            9338.38
                        8927.78            8983.04
                        8879.15            9029.07
                        9142.57            9302.11
                        9284.41            9322.75
                        9260.09            9326.97
                        9381.67            9426.89
                        9328.99            9365.49
                        9426.25            9460.98
                        9624.82            9612.87
                        9661.3             9615.64
                        9328.99            9325.26
                        9324.93            9242.16
                        9162.83            9184.65
                        9154.73            9173.64
                        9158.78            9162.69
                        9333.04            9315.23
                        9414.09            9368.92
                        9495.14            9394.64
                        9389.78            9355.86
                        9482.98            9455.44
                        9397.88            9384.88
                        9478.93            9423.72
                        9511.35            9429.13
                        9689.66            9572.44
                        9774.77            9672.82
                        9908.5             9753.81
                        9876.08            9681.79
                        9742.35            9487.69
                        9568.09            9387.12
                        9519.46            9328.42
                        9580.25            9409.48
                        9539.72            9324.66
                        9373.57            9193.16
                        9199.31            9053.28
                        9389.78            9249.74
                        9543.77            9322.29
                        9580.25            9279.42
                        9462.72            9154.05
                        9312.78            8939.38
                        9523.51            9224.22
                        9296.57            9087.44
                        9179.04            9091.99
                        9260.09            9190.72
                        9511.35            9402.68
                        9515.4             9403.14
                        9576.19            9385.47
                        9466.77            9345.7
                        9511.35            9348.54
                        9677.51            9533.13
                        9738.3             9634.7
                        9807.19            9664.51
                        9884.19            9708.37
                        9839.61            9758.42
                        9786.93            9685.15
                        9681.56            9626.06
                        9713.98            9651.85
                        9596.46            9548.9
                        9551.88            9475.76
                        9572.14            9514.47
                        9799.08            9729.6
                        9750.45            9720.3
                        9823.4             9818.31
                        9774.77            9877
                        9734.24            9826.02
                        9795.03            9836.64
                        9795.03            9812.24
                        9932.82            9896.06
                        10001.7            9923.1
                        9969.29            9863.48
                        9908.5             9870.01
                        9965.24            9912.15
                        9961.19            10011.9
                        9989.55            10012.1
                        9989.55            10061.7
                        9985.5             9974.15
                        9989.55            9990.24
                        9928.77            9906.42
                        10017.9            9987.14
                        10030.1            9997.1
                        10046.3            10028.8
                        10094.9            10128.6
                        10147.6            10207.7
                        10236.8            10251.4
                        10192.2            10164.2
                        10176              10077.4
                        10200.3            10077.7
                        10074.7            9967.82
                        10131.4            9928.58
                        10244.9            9945.92
                        10305.7            9983.71
                        10402.9            10024.3
                        10370.5            9966.23
                        10427.2            9910.7
                        10415.1            9870.93
                        10552.9            9963.86
                        10423.2            9834.07
                        10407              9775.96
                        10228.7            9632.26
                        10058.5            9534.25
                        9916.61            9492.64
                        9993.61            9562.88
                        10009.8            9620.19
                        10017.9            9637.73
                        9928.77            9564.13
                        9961.19            9514.4
                        9790.98            9384.28
                        9726.14            9339.83
                        9588.35            9312.59
                        9661.3             9370.56
                        9491.09            9220.13
                        9515.4             9172.38
                        9551.88            9201.2
                        9462.72            9128.79
                        9247.94            9018.52
                        9207.41            8980.6
                        9170.94            8940.17
                        9170.94            8931.66
                        9150.67            8922.03
                        9073.68            8911.41
                        8943.99            8834.19
                        8943.99            8812.22
                        8834.57            8683.49
                        8992.62            8763.42
                        9199.31            8909.17
                        9300.62            8915.11
                        9523.51            8972.75
                        9616.72            9016.41
                        9649.14            9076.09
                        9491.09            8946.76
                        9515.4             8908.12
                        9385.72            8821.59
                        9357.35            8856.74
                        9474.88            9006.38
                        9397.88            8962.26
                        9320.88            8865.18
                        9211.46            8767.51
                        9389.78            8887.14
                        9491.09            8952.37
                        9527.56            8849.88
                        9608.61            8864.92
                        9718.03            8935.35
                        9628.88            8854.24
                        9543.77            8758.61
                        9600.51            8801.67
                        9555.93            8765.66
                        9531.61            8710.59
                        9369.51            8572.76
                        9349.25            8640.75
                        9381.67            8666.54
                        9361.41            8640.42
                        9300.62            8615.76
                        9320.88            8681.71
                        9430.3             8783.6
                        9410.04            8769.09
8/31/08                 9410.04            8769.09
                        9353.3             8647.88
                        9207.41            8573.22
                        8883.21            8344.5
                        8777.84            8250.19
                        8911.57            8445.21
                        8688.68            8221.83
                        8676.53            8209.24
                        8611.68            8184.44
                        8769.73            8317.07
                        8668.42            8018.84
                        8656.26            7927.56
                        8514.42            7698.51
                        8688.68            7846.11
                        9041.26            8328.87
                        8895.36            8213.13
                        8749.47            8100.68
                        8656.26            8069.22
                        8725.16            8182
                        8575.21            8105.23
                        8097.01            7551.05
                        8064.59            7673.12
                        7999.75            7683.67
                        7659.33            7407.73
                        7578.28            7374.36
                        7128.45            6921.81
                        6933.93            6715.84
                        6662.4             6454.48
                        6403.04            6201.23
                        6289.57            5896.67
                        7027.13            6445.84
                        7148.71            6632.75
                        6670.51            6161.79
                        6548.93            6038.2
                        6666.46            6109.95
                        6690.77            6358.98
                        6504.35            6246.8
                        6095.05            5838.9
                        6018.05            5823.79
                        5730.32            5556.03
                        5499.32            5317.29
                        5791.1             5687.01
                        6131.52            5897.59
                        6390.88            6113.78
                        6475.99            6152.69
                        6597.56            6191.34
                        6828.56            6479.48
                        6715.09            6335.04
                        6342.25            5955.76
                        6423.3             6046.57
                        6480.04            6073.48
                        6244.99            5845.03
                        5985.63            5613.48
                        6074.78            5744.65
                        5969.42            5666.9
                        5888.37            5536.58
                        5928.89            5533.41
                        5677.63            5290.45
                        5300.74            4973.16
                        5361.53            5113.24
                        5734.37            5450.38
                        5884.31            5547.13
                        5908.63            5640.84
                        5928.89            5748.48
                        5466.9             5368.8
                        5645.21            5453.15
                        5661.42            5535.19
                        5519.58            5442.27
                        5487.16            5460.47
                        5787.05            5772.42
                        5726.26            5730.67
                        5847.84            5822.61
                        5803.26            5789.76
                        5835.68            5732.25
                        5892.42            5777.76
                        6111.26            5938.35
                        6228.78            6017.36
                        6261.2             5970.73
                        6115.31            5889.41
                        5961.31            5791.87
                        5973.47            5755.2
                        5487.16            5752.1
                        5535.79            5782.64
                        5584.42            5834.61
                        5730.32            5930.57
                        6241.75            5956.82
                        6387.21            6122.35
                        6453.33            6136.2
                        6448.93            6170.5
                        6400.44            6100.32
                        6409.25            6077.57
                        6268.2             5977.33
                        6109.51            5842.19
                        6034.57            5762.85
                        5875.88            5595.73
                        5858.25            5527.61
                        5950.82            5612.09
                        5593.77            5338.53
                        5651.07            5429.47
                        5620.22            5381.99
                        5562.91            5345.52
                        5712.79            5451.17
                        5748.05            5527.87
                        5871.48            5685.82
                        5770.09            5562.56
                        5646.67            5447.87
                        5554.1             5377.96
                        5686.34            5473.46
                        5783.32            5511.32
                        5831.8             5541.32
                        5928.78            5667.36
                        6003.72            5711.08
                        5840.62            5528.66
                        5796.54            5514.02
                        5752.46            5460.4
                        5796.54            5468.25
                        5527.65            5198.71
                        5470.35            5164.68
                        5457.12            5163.69
                        5316.07            5043.33
                        5219.09            4960.23
                        5263.17            5015.04
                        5219.09            4995.25
                        5214.68            4995.78
                        5170.6             4914.46
                        4884.08            4672.75
                        4791.51            4624.01
                        4923.75            4742.53
                        4756.25            4608.52
                        4738.62            4591.9
                        4619.6             4537.09
                        4835.59            4770.16
                        4817.96            4814.94
                        4901.71            4904.64
                        4954.61            4980.87
                        5051.58            5045.04
                        5166.19            5126.23
                        5201.46            5189.08
                        5302.84            5287.02
                        5249.95            5205.04
                        5448.31            5468.78
                        5439.49            5435.34
                        5465.94            5473.4
                        5510.02            5561.97
                        5368.96            5454.8
                        5227.91            5236.57
                        5320.47            5319.27
                        5391               5403.55
                        5598.18            5643.94
                        5646.67            5661.09
                        5651.07            5629.9
                        5549.69            5531.23
                        5554.1             5542.31
                        5743.64            5718.14
                        5743.64            5756.19
                        5673.11            5734.56
                        5699.56            5742.74
                        5818.58            5819.44
                        5884.7             5848
                        5659.89            5648.89
                        5748.05            5685.96
                        5778.91            5695.78
                        5800.95            5746.96
                        5955.23            5864.02
                        5942               5815.48
                        5889.11            5746.3
                        6078.65            5887.24
                        6096.28            5947.19
                        6140.36            5966.25
                        6303.46            6157.24
                        6312.28            6167.4
                        6329.91            6250.03
                        6365.17            6249.7
                        6528.27            6376.59
                        6418.07            6316.97
                        6431.29            6305.23
                        6246.16            6166.61
                        6263.79            6163.9
                        6338.73            6172.34
                        6422.48            6286.9
                        6581.17            6373.49
                        6607.61            6420.38
                        6501.82            6311.63
                        6506.23            6339.2
                        6620.84            6434.43
                        6612.02            6413.92
                        6563.53            6438.72
                        6647.29            6539.76
                        6814.79            6714.92
                        6947.03            6742.03
                        6814.79            6631.62
                        6814.79            6647.98
                        6775.12            6631.3
                        6744.26            6574.58
                        6858.87            6617.91
                        6876.5             6665.59
                        6964.66            6723.69
                        6938.22            6708.33
                        6775.12            6534.02
                        6713.41            6478.42
                        6664.92            6418.01
                        6695.77            6449.07
                        6726.63            6493.52
                        6594.39            6328.18
                        6572.35            6310.11
                        6691.37            6404.82
                        6744.26            6452.3
                        6823.61            6501.7
                        6920.58            6546.35
                        6854.46            6503.09
                        6929.4             6568.44
                        6766.3             6412.34
                        6669.33            6357.34
                        6528.27            6291.58
                        6431.29            6229.13
                        6448.93            6264.34
                        6475.37            6227.74
                        6545.9             6294.29
                        6612.02            6376.46
                        6810.38            6561.85
                        6885.32            6619.09
                        6854.46            6640.13
                        6982.3             6743.41
                        7013.15            6801.32
                        7048.42            6800.66
                        7123.35            6932.29
                        7127.76            6950.56
                        7149.8             6989.21
                        7132.17            6968.24
                        7083.68            6926.16
                        7145.39            7029.31
                        7171.84            7075.54
                        7304.08            7221.56
                        7295.26            7224.59
                        7255.59            7190.16
                        7136.58            7177.24
                        7140.98            7198.27
                        7158.62            7182.05
                        7132.17            7108.52
                        7207.1             7160.68
                        7255.59            7250.97
                        7180.66            7206.06
                        6986.7             6996.66
                        7074.86            7067.23
                        7145.39            7099.48
                        7237.96            7188.51
                        7383.42            7301.42
                        7418.69            7361.11
                        7475.99            7375.42
                        7489.22            7345.48
                        7467.18            7332.81
                        7502.44            7390.85
8/31/09                 7440.73            7328.59

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance of the 23 developed market country indices of Europe, Australasia, the Far East, the United States and Canada. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

                                            Annual Report | August 31, 2009 | 15

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

HISTORICAL PREMIUM/DISCOUNT DATA

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund's net asset value ("NAV"). NAV is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The"Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five years (or since the Fund's inception date if the Fund has been in existence for less than five years). The inception date for each Fund is disclosed at the end of the Historical Premium/Discount Data section.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

EEN | Claymore/BNY Mellon EW Euro-Pacific LDRs ETF(1)

                             NUMBER OF             PERCENTAGE
PREMIUM/DISCOUNT RANGE    TRADING DAYS  OF TOTAL TRADING DAYS
-------------------------------------------------------------
Greater than 2.0%                   30                  4.75%
Between 1.5% and 2.0%               18                  2.85%
Between 1.0% and 1.5%               43                  6.80%
Between 0.5% and 1.0%               95                 15.03%
Between -0.5% and 0.5%             282                 44.62%
Between -0.5% and -1.0%             80                 12.66%
Between -1.0% and -1.5%             43                  6.80%
Between -1.5% and -2.0%             19                  3.01%
Less than -2.0%                     22                  3.48%
-------------------------------------------------------------

TAN | Claymore/MAC Global Solar Energy Index ETF(3)

                             NUMBER OF             PERCENTAGE
PREMIUM/DISCOUNT RANGE    TRADING DAYS  OF TOTAL TRADING DAYS
-------------------------------------------------------------
Greater than 2.0%                   33                  9.46%
Between 1.5% and 2.0%               18                  5.16%
Between 1.0% and 1.5%               30                  8.60%
Between 0.5% and 1.0%               51                 14.61%
Between -0.5% and 0.5%             137                 39.25%
Between -0.5% and -1.0%             42                 12.03%
Between -1.0% and -1.5%             15                  4.30%
Between -1.5% and -2.0%             12                  3.44%
Less than -2.0%                     11                  3.15%
-------------------------------------------------------------

FAA | Claymore /NYSE Arca Airline ETF(4)

                             NUMBER OF             PERCENTAGE
PREMIUM/DISCOUNT RANGE    TRADING DAYS  OF TOTAL TRADING DAYS
-------------------------------------------------------------
Greater than 2.0%                    1                  0.66%
Between 1.5% and 2.0%                1                  0.66%
Between 1.0% and 1.5%                4                  2.63%
Between 0.5% and 1.0%               23                 15.13%
Between -0.5% and 0.5%             102                 67.10%
Between -0.5% and -1.0%             15                  9.87%
Between -1.0% and -1.5%              4                  2.63%
Between -1.5% and -2.0%              0                  0.00%
Less than -2.0%                      2                  1.32%
-------------------------------------------------------------


CGW | Claymore S&P Global Water Index ETF(2)

                             NUMBER OF             PERCENTAGE
PREMIUM/DISCOUNT RANGE    TRADING DAYS  OF TOTAL TRADING DAYS
-------------------------------------------------------------
Greater than 2.0%                   14                  2.41%
Between 1.5% and 2.0%               11                  1.89%
Between 1.0% and 1.5%               57                  9.81%
Between 0.5% and 1.0%              159                 27.37%
Between -0.5% and 0.5%             252                 43.37%
Between -0.5% and -1.0%             37                  6.37%
Between -1.0% and -1.5%             23                  3.96%
Between -1.5% and -2.0%             12                  2.07%
Less than -2.0%                     16                  2.75%
-------------------------------------------------------------

(1)  Commenced operations March 1, 2007.

(2)  Commenced operations May 14, 2007.

(3)  Commenced operations April 15, 2008.

(4)  Commenced operations January 26, 2009.

16 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust 2

Overview of FUND EXPENSES | AS OF AUGUST 31, 2009 (unaudited)

As a shareholder of Claymore/BNY Mellon EW Euro-Pacific LDRs ETF; Claymore/MAC Global Solar Energy Index ETF; Claymore/NYSE Arca Airline ETF; and Claymore S&P Global Water Index ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended 8/31/09.

ACTUAL EXPENSE
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                 ANNUALIZED              EXPENSES
                                                BEGINNING        ENDING             EXPENSE                  PAID
                                                  ACCOUNT       ACCOUNT       RATIO FOR THE                DURING
                                                    VALUE         VALUE    SIX MONTHS ENDED             PERIOD(1)
-----------------------------------------------------------------------------------------------------------------
                                                    3/1/09       8/31/09           8/31/09      3/01/09 - 8/31/09
-----------------------------------------------------------------------------------------------------------------
Claymore/BNY Mellon EW Euro-Pacific LDRs ETF(3)
  Actual                                         $ 1,000.00    $ 1,591.59            0.40%              $    2.61
  Hypothetical                                     1,000.00      1,023.19            0.40%                   2.04
  (5% annual return before expenses)

Claymore/MAC Global Solar Energy Index ETF(3)
  Actual                                           1,000.00      1,601.49            0.70%                   4.59
  Hypothetical                                     1,000.00      1,021.68            0.70%                   3.57
  (5% annual return before expenses)

Claymore/NYSE Arca Airline ETF(2)
  Actual                                           1,000.00      1,438.36            0.95%                   5.84
  Hypothetical                                     1,000.00      1,020.42            0.95%                   4.84
  (5% annual return before expenses)

Claymore S&P Global Water Index ETF(2)
  Actual                                           1,000.00      1,439.04            0.70%                   4.30
  Hypothetical                                     1,000.00      1,021.68            0.70%                   3.57
  (5% annual return before expenses)
-----------------------------------------------------------------------------------------------------------------

(1) Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended August 31, 2009. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying that result by 184/365.

(2) The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.


Assumes all dividends and distributions were reinvested.

                                            Annual Report | August 31, 2009 | 17

Claymore Exchange-Traded Fund Trust 2

Portfolio of INVESTMENTS | AUGUST 31, 2009


EEN | Claymore/BNY Mellon EW Euro-Pacific LDRs ETF


     NUMBER
  OF SHARES DESCRIPTION                                              VALUE
----------------------------------------------------------------------------
            COMMON STOCKS - 98.8%
            AUSTRALIA - 3.2%
      4,575 Alumina Ltd., ADR                                    $   25,025
        433 BHP Billiton Ltd., ADR                                   26,976
      1,208 Sims Metal Management Ltd., ADR                          23,568
        328 Westpac Banking Corp., ADR                               33,469
----------------------------------------------------------------------------
                                                                    109,038
----------------------------------------------------------------------------
            BELGIUM - 0.8%
        394 Delhaize Group SA, ADR                                   26,359
----------------------------------------------------------------------------
            Cayman Islands - 1.5%
      7,293 Hutchison Telecommunications International Ltd., ADR     22,827
      4,929 Melco Crown Entertainment Ltd., ADR (a)                  30,215
----------------------------------------------------------------------------
                                                                     53,042
----------------------------------------------------------------------------
            DENMARK - 1.5%
       507  Novo Nordisk A/S, ADR                                    30,932
      2,268 Torm A/S, ADR                                            21,546
----------------------------------------------------------------------------
                                                                     52,478
----------------------------------------------------------------------------
            FINLAND - 0.7%
      1,677 Nokia OYJ, ADR                                           23,495
----------------------------------------------------------------------------
            FRANCE - 5.0%
      1,290 AXA SA, ADR                                              29,502
      1,326 Cie Generale de Geophysique-Veritas, ADR (a)             28,469
      1,185 France Telecom SA, ADR                                   30,502
        827 Sanofi-Aventis SA, ADR                                   28,176
        458 Total SA, ADR                                            26,230
        860 Veolia Environnement, ADR                                29,747
----------------------------------------------------------------------------
                                                                    172,626
----------------------------------------------------------------------------
            GERMANY - 7.4%
      2,214 Aixtron AG, ADR                                          43,505
      2,757 Allianz SE, ADR                                          31,843
        686 Daimler AG                                               30,980
        397 Deutsche Bank AG                                         26,829
      2,392 Deutsche Telekom AG, ADR                                 31,862
        618 Fresenius Medical Care AG & Co. KGaA, ADR                27,686
        634 SAP AG, ADR                                              30,914
        351 Siemens AG, ADR                                          30,481
----------------------------------------------------------------------------
                                                                    254,100
----------------------------------------------------------------------------
            GREECE - 2.4%
      1,326 Coca Cola Hellenic Bottling Co. SA, ADR                  30,564
      3,244 Hellenic Telecommunications Organization SA, ADR         23,681
      4,647 National Bank of Greece SA, ADR                          29,694
----------------------------------------------------------------------------
                                                                     83,939
----------------------------------------------------------------------------


     NUMBER
  OF SHARES DESCRIPTION                                              VALUE
----------------------------------------------------------------------------
            IRELAND - 5.6%
      3,954 Allied Irish Banks PLC, ADR                          $   29,971
      1,082 CRH PLC, ADR                                             27,548
      3,346 Elan Corp. PLC, ADR (a)                                  24,192
      2,128 Governor & Co. of the Bank of Ireland (The), ADR         30,196
      1,273 ICON PLC, ADR (a)                                        27,522
        923 Ryanair Holdings PLC, ADR (a)                            25,281
      3,375 SkillSoft PLC, ADR (a)                                   28,890
----------------------------------------------------------------------------
                                                                    193,600
----------------------------------------------------------------------------
            ITALY - 2.5%
        517 ENI SpA, ADR                                             24,532
      1,281 Luxottica Group SpA, ADR                                 31,077
      1,954 Telecom Italia SpA, ADR                                  31,557
----------------------------------------------------------------------------
                                                                     87,166
----------------------------------------------------------------------------
            JAPAN - 15.8%
      1,412 Advantest Corp., ADR                                     34,735
        773 Canon, Inc., ADR                                         29,536
        789 Hitachi Ltd., ADR                                        27,710
        913 Honda Motor Co. Ltd., ADR                                28,604
      1,465 Konami Corp., ADR                                        28,831
        710 Kubota Corp., ADR                                        29,046
        343 Kyocera Corp., ADR                                       28,462
      1,071 Makita Corp., ADR                                        30,684
      4,037 Mitsubishi UFJ Financial Group, Inc., ADR                25,595
        100 Mitsui & Co. Ltd., ADR                                   25,811
      4,805 Mizuho Financial Group, Inc., ADR                        23,208
      1,711 Nidec Corp., ADR                                         30,661
      1,408 Nippon Telegraph & Telephone Corp., ADR                  31,258
      2,948 Nomura Holdings, Inc., ADR                               26,149
      1,898 NTT DoCoMo, Inc., ADR                                    29,172
      1,942 Panasonic Corp., ADR                                     30,936
        976 Sony Corp., ADR                                          26,098
        338 Toyota Motor Corp., ADR                                  28,794
        433 Wacoal Holdings Corp., ADR                               27,032
----------------------------------------------------------------------------
                                                                    542,322
----------------------------------------------------------------------------
            JERSEY - 2.5%
        377 Randgold Resources Ltd., ADR                             22,171
        659 Shire PLC, ADR                                           32,660
        758 WPP PLC, ADR                                             31,359
----------------------------------------------------------------------------
                                                                     86,190
----------------------------------------------------------------------------
            LUXEMBOURG - 2.2%
      2,350 Acergy SA, ADR                                           23,735
        734 ArcelorMittal                                            26,152
        853 Tenaris SA, ADR                                          24,720
----------------------------------------------------------------------------
                                                                     74,607
----------------------------------------------------------------------------


See notes to financial statements.

18 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS continued

     NUMBER
  OF SHARES  DESCRIPTION                                             VALUE
----------------------------------------------------------------------------
             NETHERLANDS - 10.0%
      4,031  Aegon NV                                            $   30,394
      1,675  ASM International NV (a)                                30,669
      1,261  ASML Holding NV                                         34,640
      1,562  CNH Global NV                                           26,632
      1,206  Crucell NV, ADR (a)                                     26,484
      2,427  ING Groep NV, ADR                                       36,575
      1,566  James Hardie Industries NV, ADR (a)                     44,334
      1,382  Koninklijke Philips Electronics NV                      31,164
      1,158  Reed Elsevier NV, ADR                                   24,538
      3,272  STMicroelectronics NV                                   28,336
      1,063  Unilever NV                                             29,690
----------------------------------------------------------------------------
                                                                    343,456
----------------------------------------------------------------------------
             NEW ZEALAND - 0.9%
      3,284  Telecom Corp. of New Zealand Ltd., ADR                  30,640
----------------------------------------------------------------------------
             NORWAY - 0.8%
      1,211  StatoilHydro ASA, ADR                                   26,448
----------------------------------------------------------------------------
             PAPUA NEW GUINEA - 0.7%
      1,094  Lihir Gold Ltd., ADR (a)                                25,293
----------------------------------------------------------------------------
             PORTUGAL - 0.9%
      3,073  Portugal Telecom SGPS SA, ADR                           31,775
----------------------------------------------------------------------------
             SPAIN - 3.9%
      2,180  Banco Bilbao Vizcaya Argentaria SA, ADR                 38,782
      2,356  Banco Santander SA, ADR                                 36,353
      1,135  Repsol YPF SA, ADR                                      28,193
        411  Telefonica SA, ADR                                      31,146
----------------------------------------------------------------------------
                                                                    134,474
----------------------------------------------------------------------------
             SWEDEN - 0.8%
      2,774  Telefonaktiebolaget LM Ericsson, ADR                    26,575
----------------------------------------------------------------------------
             SWITZERLAND - 5.3%
      1,590  ABB Ltd., ADR                                           30,480
        570  Credit Suisse Group AG, ADR                             29,007
      1,816  Logitech International SA (a)                           33,197
        664  Novartis AG, ADR                                        30,856
        522  Syngenta AG, ADR                                        24,492
      1,805  UBS AG                                                  33,068
----------------------------------------------------------------------------
                                                                    181,100
----------------------------------------------------------------------------
             UNITED KINGDOM - 24.4%
      5,041  ARM Holdings PLC, ADR                                   32,010
        643  AstraZeneca PLC, ADR                                    29,983
      1,345  Barclays PLC, ADR                                       32,872
        518  BHP Billiton PLC, ADR                                   27,050
        513  BP PLC, ADR                                             26,394
        486  British American Tobacco PLC, ADR                       29,515
        903  British Sky Broadcasting Group PLC, ADR                 31,903
      1,743  BT Group PLC, ADR                                       39,549
        749  Cadbury PLC, ADR                                        28,305


     NUMBER
  OF SHARES  DESCRIPTION                                             VALUE
----------------------------------------------------------------------------
      1,074  Carnival PLC, ADR                                $      32,349
        474  Diageo PLC, ADR                                         29,407
        764  GlaxoSmithKline PLC, ADR                                29,872
        592  HSBC Holdings PLC, ADR                                  31,921
      2,438  Intercontinental Hotels Group PLC, ADR                  30,085
      5,050  Lloyds Banking Group PLC, ADR                           36,108
        594  National Grid PLC, ADR                                  28,566
      2,627  Pearson PLC, ADR                                        32,049
      1,811  Prudential PLC, ADR                                     31,149
        856  Reed Elsevier PLC, ADR                                  24,713
        126  Rio Tinto PLC, ADR                                      19,550
      2,023  Royal Bank of Scotland Group PLC, ADR (a)               37,324
        483  Royal Dutch Shell PLC - Class A, ADR                    26,792
        471  Royal Dutch Shell PLC - Class B, ADR                    25,500
        688  Smith & Nephew PLC, ADR                                 29,068
        156  Thomson Reuters PLC, ADR                                29,813
      2,542  Tomkins PLC, ADR                                        29,131
      1,076  Unilever PLC, ADR                                       29,472
      1,413  Vodafone Group PLC, ADR                                 30,690
----------------------------------------------------------------------------
                                                                    841,140
----------------------------------------------------------------------------
             TOTAL INVESTMENTS - 98.8%
             (Cost $2,444,165)                                    3,399,863
             Other Assets in excess of Liabilities - 1.2%            40,627
----------------------------------------------------------------------------
             NET ASSETS - 100.0%                              $   3,440,490
============================================================================


ADR    American Depositary Receipt
AG     Stock Corporation
A/S    Limited Liability Stock Company
ASA    Stock Company
KGaA   Limited Partnership
NV     Publicly Traded Company
OYJ    Public Traded Company
PLC    Public Limited Company
SA     Corporation
SE     Stock Corporation
SpA    Limited Share Corporation


(a)    Non-income producing security


See notes to financial statements.

                                            Annual Report | August 31, 2009 | 19

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS continued


TAN | Claymore/MAC Global Solar Energy Index ETF


     NUMBER
  OF SHARES  DESCRIPTION                                             VALUE
----------------------------------------------------------------------------
             COMMON STOCK - 100.1%
             CANADA - 2.9%
    329,289  Canadian Solar, Inc. (a)                         $   4,853,720
----------------------------------------------------------------------------
             CHINA - 26.6%
    533,202  China Sunergy Co. Ltd., ADR (a)                      2,276,772
  1,323,102  JA Solar Holdings Co. Ltd., ADR (a)                  4,710,243
    475,218  LDK Solar Co. Ltd., ADR (a)                          4,276,962
    668,154  Renesola Ltd., ADR (a)                               3,761,707
    415,134  Solarfun Power Holdings Co. Ltd., ADR (a)            2,133,789
 10,086,000  Solargiga Energy Holdings Ltd.                       2,875,896
    708,517  Suntech Power Holdings Co. Ltd., ADR (a)            10,068,027
    285,269  Trina Solar Ltd., ADR (a)                            7,619,535
    603,374  Yingli Green Energy Holding Co. Ltd., ADR (a)        6,510,405
----------------------------------------------------------------------------
                                                                  44,233,336
----------------------------------------------------------------------------
             GERMANY - 28.5%
     94,949  Centrotherm Photovoltaics AG (a)                     3,826,083
  3,395,505  Conergy AG                                           3,898,175
     52,882  Manz Automation AG (a)                               3,533,359
     95,896  Phoenix Solar AG                                     4,791,772
    427,884  Q-Cells SE (a)                                       6,545,611
    166,338  Roth & Rau AG (a)                                    5,387,533
     91,775  SMA Solar Technology AG                              6,807,660
    469,481  Solarworld AG                                        9,998,132
    195,446  Solon SE (a)                                         2,692,557
----------------------------------------------------------------------------
                                                                 47,480,882
----------------------------------------------------------------------------
             NORWAY - 5.0%
  1,216,450  Renewable Energy Corp. AS (a)                        8,256,494
----------------------------------------------------------------------------
             SPAIN - 2.2%
    957,098  Solaria Energia y Medio Ambiente SA (a)              3,639,730
----------------------------------------------------------------------------
             SWITZERLAND - 4.1%
     36,252  Meyer Burger Technology AG (a)                       6,812,364
----------------------------------------------------------------------------
             UNITED KINGDOM - 3.0%
  4,146,023  PV Crystalox Solar PLC                               5,067,893
----------------------------------------------------------------------------


     NUMBER
  OF SHARES   DESCRIPTION                                            VALUE
----------------------------------------------------------------------------
              UNITED STATES - 27.8%
     449,569  Energy Conversion Devices, Inc. (a)            $    5,030,677
   2,281,943  Evergreen Solar, Inc. (a)                           3,856,484
     122,977  First Solar, Inc. (a)                              14,951,544
     582,710  GT Solar International, Inc. (a)                    2,989,302
     657,128  MEMC Electronic Materials, Inc. (a)                10,481,192
     358,096  Sunpower Corp. - Class A (a)                        9,077,734
----------------------------------------------------------------------------
                                                                 46,386,933
----------------------------------------------------------------------------
              TOTAL INVESTMENTS - 100.1%
              (Cost $187,071,954)                               166,731,352
              Liabilities in excess of Other Assets - (0.1%)       (166,563)
----------------------------------------------------------------------------
              NET ASSETS - 100.0%                            $  166,564,789
============================================================================


ADR    American Depositary Receipt
AG     Stock Corporation
AS     Stock Corporation
PLC    Public Limited Company
SA     Corporation
SE     Stock Corporation


(a)    Non-income producing security.


See notes to financial statements.

20 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS continued


FAA | Claymore/NYSE Arca Airline ETF


     NUMBER
  OF SHARES  DESCRIPTION                                            VALUE
----------------------------------------------------------------------------
             COMMON STOCKS - 99.9%
             AUSTRALIA - 1.4%
     30,192  Qantas Airways Ltd.                                 $   64,397
----------------------------------------------------------------------------
             BRAZIL - 3.0%
     11,153  Tam SA, ADR (a)                                        143,093
----------------------------------------------------------------------------
             CANADA - 1.4%
      6,010  Westjet Airlines Ltd. (a)                               66,544
----------------------------------------------------------------------------
             CHINA - 1.4%
     46,000  Cathay Pacific Airways Ltd.                             66,709
----------------------------------------------------------------------------
             FRANCE - 1.4%
      4,338  Air France-KLM                                          66,268
----------------------------------------------------------------------------
             GERMANY - 4.7%
     13,745  Deutsche Lufthansa AG                                  220,917
----------------------------------------------------------------------------
             IRELAND - 2.9%
     93,516  AER Lingus (a)                                          71,126
     15,312  Ryanair Holdings PLC (a)                                68,557
----------------------------------------------------------------------------
                                                                    139,683
----------------------------------------------------------------------------
             JAPAN - 6.2%
     73,000  All Nippon Airways Co. Ltd.                            225,850
     37,000  Japan Airlines Corp. (a)                                66,609
----------------------------------------------------------------------------
                                                                    292,459
----------------------------------------------------------------------------
             SINGAPORE - 4.3%
     23,000  Singapore Airlines Ltd.                                205,253
----------------------------------------------------------------------------
             SOUTH KOREA - 1.4%
      2,020  Korean Air Lines Co. Ltd.                               67,608
----------------------------------------------------------------------------
             SPAIN - 1.4%
     27,269  Iberia Lineas Aereas de Espana                          68,051
----------------------------------------------------------------------------
             SWEDEN - 1.4%
    111,686  SAS AB (a)                                              65,276
----------------------------------------------------------------------------
             UNITED KINGDOM - 2.8%
     21,567  British Airways PLC                                     67,312
     12,688  easyJet PLC (a)                                         66,131
----------------------------------------------------------------------------
                                                                    133,443
----------------------------------------------------------------------------


     NUMBER
  OF SHARES  DESCRIPTION                                            VALUE
----------------------------------------------------------------------------
             UNITED STATES - 66.2%
     22,267  AirTran Holdings, Inc. (a)                      $      148,076
      5,715  Alaska Air Group, Inc. (a)                             144,190
     26,357  AMR Corp. (a)                                          143,909
     53,767  Continental Airlines, Inc. - Class B (a)               713,488
     98,020  Delta Air Lines, Inc. (a)                              707,705
     26,540  JetBlue Airways Corp. (a)                              154,198
      9,735  Skywest, Inc.                                          150,406
     85,027  Southwest Airlines Co.                                 695,521
     22,536  UAL Corp. (a)                                          140,399
     40,516  US Airways Group, Inc. (a)                             137,754
----------------------------------------------------------------------------
                                                                  3,135,646
----------------------------------------------------------------------------
             TOTAL INVESTMENTS - 99.9%
             (Cost - $4,155,766)                                  4,735,347
             Other Assets in excess of Liabilities - 0.1%             3,112
----------------------------------------------------------------------------
             NET ASSETS - 100.0%                             $    4,738,459
============================================================================


AB - Stock Company
ADR - American Depositary Receipt
AG - Stock Corporation
PLC - Public Limited Company
SA - Corporation

(a)  Non-income producing security.


See notes to financial statements.

                                            Annual Report | August 31, 2009 | 21

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS continued


CGW | Claymore S&P Global Water Index ETF


     NUMBER
  OF SHARES  DESCRIPTION                                            VALUE
----------------------------------------------------------------------------
             AUSTRALIA - 3.5%
    262,174  WorleyParsons Ltd.                               $   6,292,606
----------------------------------------------------------------------------
             AUSTRIA - 2.5%
     75,735  Andritz AG                                           3,445,266
     38,841  BWT AG                                               1,069,627
----------------------------------------------------------------------------
                                                                  4,514,893
----------------------------------------------------------------------------
             BRAZIL - 2.1%
    103,902  Cia de Saneamento Basico do Estado de Sao Paulo,
                ADR                                               3,802,813
----------------------------------------------------------------------------
             CHINA - 2.0%
  2,818,000  China Everbright International Ltd. (Hong Kong)      1,028,938
  4,976,000  Guangdong Investment Ltd. (Hong Kong)                2,548,783
----------------------------------------------------------------------------
                                                                  3,577,721
----------------------------------------------------------------------------
             FINLAND - 2.4%
    154,320  Kemira OYJ                                           2,272,148
    122,306  Uponor OYJ                                           2,058,793
----------------------------------------------------------------------------
                                                                  4,330,941
----------------------------------------------------------------------------
             FRANCE - 13.3%
    273,449  Suez Environnement Co.                               5,631,125
    524,607  Veolia Environnement                                18,165,959
----------------------------------------------------------------------------
                                                                 23,797,084
----------------------------------------------------------------------------
             ITALY - 1.3%
     91,511  ACEA SpA                                             1,116,901
    488,077  Hera SpA                                             1,206,814
----------------------------------------------------------------------------
                                                                  2,323,715
----------------------------------------------------------------------------
             JAPAN - 8.4%
    333,000  Ebara Corp.                                          1,496,912
    373,500  Kurita Water Industries Ltd.                        12,481,539
     92,000  Nihon Nohyaku Co. Ltd.                                 764,642
     48,000  Organo Corp.                                           376,176
----------------------------------------------------------------------------
                                                                 15,119,269
----------------------------------------------------------------------------
             NETHERLANDS - 1.1%
    867,304  Wavin NV                                             1,880,627
----------------------------------------------------------------------------
             SINGAPORE - 1.2%
  2,236,000  Epure International Ltd.                               923,229
    603,000  Hyflux Ltd.                                          1,200,937
----------------------------------------------------------------------------
                                                                  2,124,166
----------------------------------------------------------------------------
             SPAIN - 1.2%
     34,005  Fomento de Construcciones y Contratas SA             1,374,664
     30,159  Sociedad General de Aguas de Barcelona SA -
                Class A                                             689,878
----------------------------------------------------------------------------
                                                                  2,064,542
----------------------------------------------------------------------------
             SWEDEN - 0.5%
     36,780  Cardo AB                                               968,631
----------------------------------------------------------------------------
             SWITZERLAND - 6.2%
     71,512  Geberit AG                                          11,022,666
----------------------------------------------------------------------------


   NUMBER
OF SHARES  DESCRIPTION                                               VALUE
----------------------------------------------------------------------------
           UNITED KINGDOM - 16.0%
  770,880  Halma PLC                                         $    2,470,044
  726,959  Northumbrian Water Group PLC                           2,806,787
  714,614  Pennon Group PLC                                       5,369,167
  492,297  Severn Trent PLC                                       7,854,967
1,370,650  United Utilities Group PLC                            10,115,037
----------------------------------------------------------------------------
                                                                 28,616,002
----------------------------------------------------------------------------
           UNITED STATES - 37.9%
   31,360  American States Water Co.                              1,035,507
  127,129  American Water Works Co., Inc.                         2,555,293
  259,563  Aqua America, Inc.                                     4,373,637
   99,015  Arch Chemicals, Inc.                                   2,893,218
   26,032  Badger Meter, Inc.                                       942,098
  106,859  Calgon Carbon Corp. (a)                                1,528,084
   37,916  California Water Service Group                         1,411,234
  111,363  Danaher Corp.                                          6,760,848
   50,168  Franklin Electric Co., Inc.                            1,580,794
  154,544  IDEX Corp.                                             4,086,143
   72,202  Itron, Inc. (a)                                        3,955,948
  155,605  ITT Corp.                                              7,792,698
   31,172  Layne Christensen Co. (a)                                804,238
  411,005  Mueller Water Products, Inc. - Class A                 1,890,623
  550,317  Nalco Holding Co.                                      9,850,674
  203,546  Pentair, Inc.                                          5,766,458
   14,209  Pico Holdings, Inc. (a)                                  470,744
   25,330  SJW Corp.                                                559,033
  125,367  Tetra Tech, Inc. (a)                                   3,703,341
   31,144  Valmont Industries, Inc.                               2,564,085
  110,760  Watts Water Technologies, Inc. - Class A               3,341,629
----------------------------------------------------------------------------
                                                                 67,866,327
----------------------------------------------------------------------------
           TOTAL INVESTMENTS - 99.6%
           (Cost $220,769,019)                                  178,302,003
           Other Assets in excess of Liabilities - 0.4%             636,139
----------------------------------------------------------------------------
           NET ASSETS - 100.0%                              $   178,938,142
============================================================================


AB - Stock Company
ADR - American Depositary Receipt
AG - Stock Corporation
NV - Publicly Traded Company
OYJ - Publicly Traded Company
PLC - Public Limited Company
SA - Corporation
SpA - Limited Share Company

(a)  Non-income producing security.




See notes to financial statements.

22 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust 2

Statement of ASSETS AND LIABILITIES | AUGUST 31, 2009

                                                            CLAYMORE/BNY
                                                               MELLON EW   CLAYMORE/MAC GLOBAL     CLAYMORE/NYSE     CLAYMORE S&P
                                                            EURO-PACIFIC          SOLAR ENERGY     ARCA  AIRLINE     GLOBAL WATER
                                                                LDRS ETF             INDEX ETF               ETF        INDEX ETF
                                                                   (EEN)                 (TAN)             (FAA)            (CGW)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at value                       $ 3,399,863         $ 166,731,352       $ 4,735,347    $ 178,302,003
   Foreign currency, at value                                          2                 1,650             2,776               --
   Cash                                                            3,558                43,697             7,991           60,526
   Receivables:
      Fund shares sold                                                --                    --                --        1,350,477
      Dividends                                                    6,579                    --                --          562,072
      Investments sold                                                --                    --           532,526               --
   Due from Adviser                                              102,763                    --            68,866               --
   Other assets                                                   11,769                34,252             1,398          329,666
-----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                3,524,534           166,810,951         5,348,904      180,604,744
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Custodian bank                                                     --                    --                --            2,721
   Payables:
      Investments purchased                                           --                    --           536,154        1,348,569
      Administration fee payable                                      --                 4,329                --            3,963
   Accrued advisory fees                                           1,010                 4,020                --           95,086
   Accrued expenses                                               83,034               237,813            74,291          216,263
-----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                              84,044               246,162           610,445        1,666,602
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                   $ 3,440,490         $ 166,564,789       $ 4,738,459    $ 178,938,142
===================================================================================================================================

COMPOSITION OF NET ASSETS
   Paid-in capital                                           $ 4,882,184         $ 310,082,720       $ 4,459,723    $ 284,298,231
   Accumulated undistributed net investment income (loss)         38,290              (342,034)           (5,203)       1,995,182
   Accumulated net realized gain (loss) on investments
        and currency transactions                             (2,436,032)         (122,835,833)         (295,391)     (64,882,031)
   Net unrealized appreciation (depreciation) on investments
        and currency transactions                                956,048           (20,340,064)          579,330      (42,473,240)
===================================================================================================================================
NET ASSETS                                                   $ 3,440,490         $ 166,564,789       $ 4,738,459    $ 178,938,142
===================================================================================================================================
  Shares outstanding ($0.01 par value with unlimited
        amount authorized)                                       202,000            19,360,000           200,000       10,600,000
   Net Asset Value Per Share                                 $     17.03         $        8.60       $     23.69    $       16.88
===================================================================================================================================
   Investments in securities, at cost                        $ 2,444,165         $ 187,071,954       $ 4,155,766    $ 220,769,019
===================================================================================================================================
   Foreign currency, at cost                                 $         2         $       1,626       $     2,781    $          --
===================================================================================================================================

See notes to financial statements.

                                            Annual Report | August 31, 2009 | 23

Claymore Exchange-Traded Fund Trust 2
Statement of OPERATIONS | FOR THE PERIOD ENDED AUGUST 31, 2009

                                                            CLAYMORE/BNY
                                                               MELLON EW   CLAYMORE/MAC GLOBAL     CLAYMORE/NYSE     CLAYMORE S&P
                                                            EURO-PACIFIC          SOLAR ENERGY     ARCA  AIRLINE     GLOBAL WATER
                                                                LDRS ETF             INDEX ETF              ETF*        INDEX ETF
                                                                   (EEN)                 (TAN)             (FAA)            (CGW)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividend income                                          $    101,871        $      243,134         $  10,524     $  4,871,480
   Foreign taxes withheld                                         (8,187)              (36,740)             (861)        (301,389)
-----------------------------------------------------------------------------------------------------------------------------------
   Net dividend income                                            93,684               206,394             9,663        4,570,091
   Interest                                                           40                    --                --               --
   Net security lending income                                        --                     2                --               --
   Other income                                                       --                    --                --           28,885
-----------------------------------------------------------------------------------------------------------------------------------
   Total investment income                                        93,724               206,396             9,663        4,598,976
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                   12,350               634,375             8,684          768,163
   Administration fee                                                439                34,858               478           41,693
   Custodian fee                                                  58,760               121,844            37,062          176,955
   Licensing                                                       1,597               165,313             1,042          162,274
   Listing fee and expenses                                        2,000                 2,000             2,000            2,000
   Miscellaneous                                                  12,725                17,796             9,818           39,043
   Offering costs                                                     --                    --             4,342               --
   Printing expenses                                               9,631               116,849             9,481           91,543
   Professional fees                                               9,216               104,949            23,453           76,112
   Registration & filings                                             --                1,412                254              182
   Trustees'fees and expenses                                      2,020                 3,700             1,957            3,700
-----------------------------------------------------------------------------------------------------------------------------------
       Total expenses                                            108,738             1,203,096            98,571        1,361,665
       Advisory fees waived                                       (7,984)             (314,651)           (8,684)        (286,237)
       Other expenses waived or reimbursed                       (85,182)                   --           (73,298)              --
-----------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                               15,572               888,445            16,589        1,075,428
-----------------------------------------------------------------------------------------------------------------------------------
       NET INVESTMENT INCOME (LOSS)                               78,152              (682,049)           (6,926)       3,523,548
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
   Investments                                                (1,931,665)         (121,234,637)         (295,391)     (64,004,456)
   In-kind transactions                                               --             2,684,983                --      (15,662,669)
   Foreign currency transactions                                 (14,415)             (397,437)           (5,203)        (889,535)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                      (1,946,080)         (118,947,091)         (300,594)    (80,556,660)
Net change in unrealized appreciation (depreciation) on
   Investments                                                 1,280,536           (15,259,549)          579,581        7,100,741
   Foreign currency translation                                      276                 2,197              (251)          21,584
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                     1,280,812           (15,257,352)          579,330        7,122,325
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)                      (665,268)         (134,204,443)          278,736      (73,434,335)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                          $   (587,116)       $ (134,886,492)        $ 271,810     $(69,910,787)
===================================================================================================================================

* For the period January 26, 2009 (commencement of the Fund's operations) to August 31, 2009.

See notes to financial statements.

24 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust 2

Statement of CHANGES IN NET ASSETS |

                                                               CLAYMORE/BNY MELLON               CLAYMORE/MAC GLOBAL SOLAR ENERGY
                                                          EW EURO-PACIFIC LDRS ETF (EEN)                  INDEX ETF (TAN)
                                                        ---------------------------------       ------------------------------------
                                                          FOR THE YEAR      FOR THE YEAR          FOR THE YEAR      FOR THE PERIOD
                                                              ENDED             ENDED                ENDED              ENDED
                                                        AUGUST 31, 2009   AUGUST 31, 2008       AUGUST 31, 2009   AUGUST 31, 2008(1)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income (loss)                             $    78,152        $   83,669         $    (682,049)    $      85,916
   Net realized gain (loss)                                  (1,946,080)         (503,871)         (118,947,091)          (81,744)
   Net unrealized appreciation (depreciation)                 1,280,812          (365,401)          (15,257,352)       (5,082,712)
------------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets
          resulting from operations                            (587,116)         (785,603)         (134,886,492)       (5,078,540)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS
   From and in excess of net investment income                 (110,090)         (184,830)             (135,916)               --
   Return of capital                                                 --                --                (1,364)               --
------------------------------------------------------------------------------------------------------------------------------------
       Total distribution                                      (110,090)         (184,830)             (137,280)               --
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                                      --                --           152,297,436       204,306,035
   Cost of shares redeemed                                           --                --           (37,291,856)      (12,644,514)
------------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) from capital share transactions       --                --           115,005,580       191,661,521
------------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets                 (697,206)         (970,433)          (20,018,192)      186,582,981

NET ASSETS
   Beginning of period                                        4,137,696         5,108,129           186,582,981                --
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                            $ 3,440,490        $4,137,696         $ 166,564,789     $ 186,582,981
====================================================================================================================================
   Accumulated undistributed net investment
      income (loss) at end of period                        $    38,290        $   82,466         $    (342,034)    $     125,763
====================================================================================================================================
CHANGES IN SHARES OUTSTANDING
   Shares sold                                                       --                --            15,280,000         7,600,000
   Shares redeemed                                                   --                --            (3,040,000)         (480,000)
   Shares outstanding, beginning of period                      202,000           202,000             7,120,000                --
------------------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                            202,000           202,000            19,360,000         7,120,000
====================================================================================================================================

(1)  Commencement of investment operations - April 15, 2008

See notes to financial statements.

                                            Annual Report | August 31, 2009 | 25

Claymore Exchange-Traded Fund Trust 2 | STATEMENT OF CHANGES IN NET ASSETS continued

                                                         CLAYMORE/NYSE ARCA AIRLINE ETF              CLAYMORE S&P GLOBAL WATER
                                                                      (FAA)                               INDEX ETF (CGW)
                                                        ---------------------------------       ------------------------------------
                                                                                                  FOR THE YEAR        FOR THE YEAR
                                                                 FOR THE PERIOD                       ENDED               ENDED
                                                             ENDED AUGUST 31, 2009(2)           AUGUST 31, 2009     AUGUST 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income (loss)                                      $    (6,926)                 $   3,523,548      $ 12,599,018
   Net realized gain (loss)                                             (300,594)                   (80,556,660)        4,504,740
   Net unrealized appreciation (depreciation)                            579,330                      7,122,325       (43,611,287)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
         resulting from operations                                       271,810                    (69,910,787)      (26,507,529)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS
   From and in excess of net investment income                                --                    (11,972,880)       (1,425,600)
   Return of capital                                                          --                             --                --
------------------------------------------------------------------------------------------------------------------------------------
      Total distribution                                                      --                    (11,972,880)       (1,425,600)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS

   Proceeds from sale of shares                                        4,466,649                     23,626,129       170,737,286
   Cost of shares redeemed                                                    --                   (111,155,322)      (47,998,098)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from capital share transactions             4,466,649                    (87,529,193)      122,739,188
------------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                             4,738,459                   (169,412,860)       94,806,059

NET ASSETS
   Beginning of period                                                        --                    348,351,002       253,544,943
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                     $ 4,738,459                  $ 178,938,142      $348,351,002
====================================================================================================================================
   Accumulated undistributed net investment
      income (loss) at end of period                                 $    (5,203)                 $   1,995,182      $ 11,292,451
====================================================================================================================================
CHANGES IN SHARES OUTSTANDING
   Shares sold                                                           200,000                      1,520,000         6,760,000
   Shares redeemed                                                            --                     (5,920,000)       (1,960,000)
   Shares outstanding, beginning of period                                    --                     15,000,000        10,200,000
------------------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                                     200,000                     10,600,000        15,000,000
====================================================================================================================================

(2)  Commencement of investment operations - January 26, 2009

See notes to financial statements.

26 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust 2
Financial Highlights |
EEN | Claymore/BNY Mellon EW Euro-Pacific LDRs ETF

                                                                                                 FOR THE PERIOD
                                                                    FOR THE           FOR THE   MARCH 1, 2007**
PER SHARE OPERATING PERFORMANCE                                  YEAR ENDED        YEAR ENDED           THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD               AUGUST 31, 2009   AUGUST 31, 2008   AUGUST 31, 2007
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $      20.48       $     25.29       $    24.15
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                           0.39              0.41             0.28
   Net realized and unrealized gain (loss)                            (3.29)            (4.30)            0.86
-----------------------------------------------------------------------------------------------------------------
       Total from investment operations                               (2.90)            (3.89)            1.14
-----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                        (0.55)            (0.92)              --
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $      17.03       $     20.48       $    25.29
=================================================================================================================
MARKET VALUE, END OF PERIOD                                    $      17.08       $     20.25       $    25.35
=================================================================================================================
TOTAL RETURN* (b)
   Net asset value                                                  -13.44%           -16.03%             4.72%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                          $      3,440       $     4,138       $    5,108
Ratio of net expenses to average net assets*                        0.55%(c)            1.08%            1.32%(d)
Ratio of net investment income (loss) to average net assets*        2.75%(c)            1.75%            2.21%(d)
Portfolio turnover rate (e)                                          150%                105%              55%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                 3.83%(c)            4.86%            3.35%(d)
      Ratio of net investment income (loss) to average net assets  -0.53%(c)           -2.03%            0.18%(d)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c) The 0.65% expense cap ratio was replaced with a 0.35% unitary investment advisory fee on March 31, 2009.

(d)  Annualized.

(e) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.


See notes to financial statements.

                                            Annual Report | August 31, 2009 | 27

TAN | Claymore/MAC Global Solar Energy Index ETF

                                                                                          FOR THE PERIOD
                                                                        FOR THE YEAR    APRIL 15, 2008**
PER SHARE OPERATING PERFORMANCE                                                ENDED             THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                        AUGUST 31, 2009     AUGUST 31, 2008
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     26.21         $     25.13
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                            (0.05)               0.02
   Net realized and unrealized gain (loss)                                    (17.55)               1.06
----------------------------------------------------------------------------------------------------------
      Total from investment operations                                        (17.60)               1.08
----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                                 (0.01)                 --
   Return of capital                                                           (0.00)(e)              --
----------------------------------------------------------------------------------------------------------
      Total distribution                                                       (0.01)                 --
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $      8.60         $     26.21
==========================================================================================================
MARKET VALUE, END OF PERIOD                                              $      8.52         $     26.28
==========================================================================================================
TOTAL RETURN* (b)
   Net asset value                                                           -67.14%               4.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                    $   166,565         $   186,583
Ratio of net expenses to average net assets*                                   0.70%               0.79%(c)
Ratio of net investment income (loss) to average net assets*                  -0.54%               0.16%(c)
Portfolio turnover rate (d)                                                      86%                  9%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                            0.95%               0.93%(c)
      Ratio of net investment income (loss) to average net assets             -0.79%               0.02%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.

(e)  Less than $0.01.


See notes to financial statements.

28 | Annual Report | August 31, 2009

FAA | Claymore/NYSE Arca Airline ETF
                                                            FOR THE PERIOD
                                                        JANUARY 26, 2009**
PER SHARE OPERATING PERFORMANCE                                    THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD              AUGUST 31, 2009
---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $        23.82
---------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                              (0.05)
   Net realized and unrealized gain (loss)                       (0.08)
---------------------------------------------------------------------------
      Total from investment operations                           (0.13)
---------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                      --
----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $        23.69
===========================================================================
MARKET VALUE, END OF PERIOD                             $        24.10
===========================================================================
TOTAL RETURN* (b)
   Net asset value                                              -0.54%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $        4,738
Ratio of net expenses to average net assets*                      0.95%(c)
Ratio of net investment loss to average net assets*              -0.40%(c)
Portfolio turnover rate (d)                                         58%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets               5.67%(c)
      Ratio of net investment loss to average net assets         -5.12%(c)



**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.


See notes to financial statements.

                                            Annual Report | August 31, 2009 | 29

CGW | Claymore S&P Global Water Index ETF

                                                                                                             FOR THE PERIOD
                                                                                 FOR THE           FOR THE   MAY 14, 2007**
PER SHARE OPERATING PERFORMANCE                                               YEAR ENDED        YEAR ENDED          THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                            AUGUST 31, 2009   AUGUST 31, 2008  AUGUST 31, 2007
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $        23.22    $        24.86      $     24.78
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                                 0.35              0.90             0.10
   Net realized and unrealized gain (loss)                                         (5.45)            (2.43)           (0.02)
------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                             (5.10)            (1.53)            0.08
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                                     (1.24)            (0.11)              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $        16.88    $        23.22      $     24.86
==============================================================================================================================
Market value, end of period                                               $        16.93    $        23.43      $     25.13
==============================================================================================================================
TOTAL RETURN * (b)
   Net asset value                                                               -20.93%            -6.20%            0.32%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                     $      178,938    $      348,351      $   253,545
Ratio of net expenses to average net assets*                                       0.70%             0.70%            0.72%(c)
Ratio of net investment income (loss) to average net assets*                       2.29%             3.73%            1.41%(c)
Portfolio turnover rate (d)                                                          56%               38%               1%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                                0.88%             0.73%            0.83%(c)
      Ratio of net investment income (loss) to average net assets                  2.11%             3.70%            1.30%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.


See notes to financial statements.

30 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust 2

Notes to FINANCIAL STATEMENTS | AUGUST 31, 2009


Note 1 -- ORGANIZATION:

Claymore Exchange-Traded Fund Trust 2 (the"Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is organized as an open-end management investment company that was organized as a Delaware business trust on June 8, 2006. At the end of the period, the Trust consisted of 14 portfolios. The following 4 portfolios have an annual reporting period-end on August 31, 2009:

Claymore/BNY Mellon EW Euro-Pacific LDRs ETF   "BNY Mellon EW Euro-Pacific LDRs"
Claymore/MAC Global Solar Energy
Index ETF                                      "MAC Global Solar Energy"
Claymore/NYSE Arca Airline ETF                 "NYSE Arca Airline"
Claymore S&P Global Water Index ETF            "S&P Global Water"

Each portfolio represents a separate series of the Trust (each a"Fund" or collectively the"Funds"). Each Fund's shares are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). The Funds' market prices may differ to some degree from the net asset value ("NAV") of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of the following market indices:

FUND                                                                                       INDEX
------------------------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs        The Bank of New York Mellon Euro-Pacific Select ADR Index
MAC Global Solar Energy                                            MAC Global Solar Energy Index
NYSE Arca Airline                                                 NYSE Arca Global Airline Index
S&P Global Water                                                          S&P Global Water Index

Effective March 31, 2009, Claymore/Robeco Developed International Equity ETF (the "Robeco Fund") changed its name to the Claymore/BNY Mellon EW Euro-Pacific LDRs ETF. At that time, the Robeco Fund changed its current policy of seeking investment results that correspond generally to the performance, before the Robeco Fund's fees and expenses, of an equity index called the Robeco Developed International Equity Index. Instead BNY Mellon EW Euro-Pacific LDRs now seeks investment results that correspond generally to the performance, before BNY Mellon EW Euro-Pacific LDRs fees and expenses, of an equity index called The Bank of New York Mellon Euro-Pacific Select ADR Index (the "Euro-Pacific Index"). The Euro-Pacific Index is developed and maintained by The Bank of New York Mellon.

BNY Mellon EW Euro-Pacific LDRs Board of Trustees also approved a revised Advisory Agreement for BNY Mellon EW Euro-Pacific LDRs that reduced the advisory fee. BNY Mellon EW Euro-Pacific LDRs now charges a unitary management fee at an annual rate of 0.35% of BNY Mellon EW Euro-Pacific LDRs average daily net assets. Previously, the Robeco Fund employed an expense cap of 0.65% .

Note 2 -- ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a)  VALUATION OF INVESTMENTS

Equity securities are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are not sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Events occurring after the close of trading on non-United States exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the NYSE Arca. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and
(viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 157, "Fair Valuation Measurements" ("FAS 157"). The Funds adopted FAS 157 effective on September 1, 2008. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). In April 2009, the FASB issued FASB Staff Position ("FSP") FAS 157-4, "Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability has significantly decreased. The following table represents the Funds' investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of August 31, 2009:


                                            Annual Report | August 31, 2009 | 31

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS continued

BNY MELLON EW EURO-PACIFIC LDRS
---------------------------------------------------------------------
DESCRIPTION                     LEVEL 1  LEVEL 2  LEVEL 3      TOTAL
---------------------------------------------------------------------
(value in $000s)
Assets:
Common Stocks
 Consumer Discretionary           $ 501     $ --     $ --      $ 501
 Consumer Staples                   203       --       --        203
 Energy                             283       --       --        283
 Financials                         660       --       --        660
 Health Care                        318       --       --        318
 Industrials                        228       --       --        228
 Information Technology             492       --       --        492
 Materials                          292       --       --        292
 Telecommunications                 365       --       --        365
 Utilities                           58       --       --         58
---------------------------------------------------------------------
Total                            $3,400     $ --     $ --     $3,400
---------------------------------------------------------------------

MAC GLOBAL SOLAR ENERGY
---------------------------------------------------------------------
DESCRIPTION                     LEVEL 1  LEVEL 2  LEVEL 3      TOTAL
---------------------------------------------------------------------
(value in $000s)
Assets:
Common Stocks
 Industrials                   $141,802     $ --     $ --  $ 141,802
 Information Technology          24,929       --       --     24,929
---------------------------------------------------------------------
Total                          $166,731     $ --     $ --  $ 166,731
---------------------------------------------------------------------

NYSE ARCA AIRLINE
---------------------------------------------------------------------
DESCRIPTION                     LEVEL 1  LEVEL 2  LEVEL 3      TOTAL
---------------------------------------------------------------------
(value in $000s)
Assets:
Common Stocks
 Consumer Services              $ 4,735     $ --     $ --    $ 4,735
---------------------------------------------------------------------
Total                           $ 4,735     $ --     $ --    $ 4,735
---------------------------------------------------------------------

S&P GLOBAL WATER
---------------------------------------------------------------------
DESCRIPTION                     LEVEL 1  LEVEL 2  LEVEL 3      TOTAL
---------------------------------------------------------------------
(value in $000s)
Assets:
Common Stocks
 Energy                        $  6,292     $ --     $ --    $ 6,292
 Financials                         471       --       --        471
 Industrials                     76,437       --       --     76,437
 Information Technology          6,426        --       --      6,426
 Materials                       17,309       --       --     17,309
 Utilities                       71,367       --       --     71,367
---------------------------------------------------------------------
Total                          $178,302     $ --     $ --   $178,302
---------------------------------------------------------------------

(b)  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships ("MLPs") based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimate may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

REIT distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year, are not known until after the fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund's characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c)  CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund's Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation/(depreciation) on foreign currency translations.

(d)  DISTRIBUTIONS

The Funds intend to pay substantially all of their net investment income to Shareholders through annual distributions. In addition, the Funds intend to distribute any capital gains to Shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e)  OFFERING COSTS

For NYSE Arca Airline, offering costs are being accrued at an annual rate of the lesser of actual costs incurred or 0.25% of average daily net assets over the first year of operations. Claymore Advisors, LLC has agreed to pay all offering costs in excess of 0.25% and all organizational expenses of each Fund incurred prior to the commencement of investment operations.

(f)  SECURITY LENDING

Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds' securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund's securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations. None of the Funds have lent securities outstanding as of August 31, 2009.

(g)  SUBSEQUENT EVENTS

Effective August 31, 2009, the Funds adopted Statement of Financial Accounting Standards No. 165 ("SFAS No. 165"), "Subsequent Events". SFAS No. 165 requires an entity to recognize in the


32 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS continued

financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the statement of assets and liabilities date but before the financial statements are issued or are available to be issued. The Funds have performed an evaluation of subsequent events through October 27, 2009, which is the date the financial statements were issued.

Note 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the"Agreement") between the Trust, on behalf of each Fund, and Claymore Advisors, LLC (the "Adviser"), the Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund pays the Adviser an advisory fee payable on a monthly basis at the annual rate set forth below based on each Fund's average daily net assets:

FUND                                                                     RATE
--------------------------------------------------------------------------------
MAC Global Solar Energy                                                 0.50%
NYSE Arca Airline                                                       0.50%
S&P Global Water                                                        0.50%

Effective March 31, 2009, BNY Mellon EW Euro-Pacific LDRs began charging a 0.35% unitary management fee and therefore the Adviser is responsible for all operating costs except for the management fee, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Prior to March 31, 2009, BNY Mellon EW Euro-Pacific LDRs employed an expense cap of 0.65% .

In support of BNY Mellon EW Euro-Pacific LDRs organizational and offering costs and expenses associated with marketing and advertising BNY Mellon EW Euro-Pacific LDRs, The Bank of New York Mellon ("BNY") will reimburse the Adviser for certain payments made by the Adviser in respect of the foregoing costs and expenses (excluding fees in respect of services provided by BNY) pursuant to an agreement with the Adviser. The aggregate reimbursement for BNY Mellon EW Euro-Pacific LDRs to be made to the Adviser by BNY will not exceed $100,000. As of August 31, 2009, reimbursements totaling $56,610 have been made pursuant to this agreement.

On July 17, 2009, Claymore Group Inc., the parent of the Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving entity. This transaction was completed on October 14, 2009 (the "Effective Date") and resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Funds or the investment management activities of the Adviser.

Under the 1940 Act, the consummation of this transaction resulted in the automatic termination of the Advisory Agreement. Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Trust and the Adviser (the "Interim Advisory Agreement"). The Interim Advisory Agreement takes effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date or
(b) the approval of a new investment advisory agreement by the shareholders of each Fund. In addition, the advisory fees earned by the Adviser pursuant to the Interim Advisory Agreement will be held in an interest-bearing escrow account with the Trust's custodian during the term of the Interim Advisory Agreement. If the Fund's shareholders approve a new advisory agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Fund shall be paid to the Adviser. If the Fund's shareholders do not approve a new advisory agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the Adviser shall be paid, out of the escrow account with respect to the Fund, the lesser of (i) the Adviser's costs incurred in providing the services under the Interim Advisory Agreement (including any interest earned on that amount while in escrow) with respect to the Fund; or
(ii) the total amount in the escrow account (including any interest earned) with respect to the Fund. Other than the effective dates and the provisions set forth above regarding the advisory fees' placement into an escrow account, the terms and conditions of the Interim Advisory Agreement are substantively identical to those of the Advisory Agreement.

On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between the Trust and the Adviser (the"New Advisory Agreement") and recommended that the New Advisory Agreement be submitted to the shareholders of the Fund for their approval. The New Advisory Agreement will take effect with respect to the Fund upon its approval by the shareholders of the Fund and will have an initial term of one year. Thereafter, the New Advisory Agreement will continue in effect only if its continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Advisory Agreement and those of the Advisory Agreement.

Under a separate Fund Administration agreement, Claymore Advisors, LLC provides Fund Administration services to the Funds. Claymore Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund, except for BNY Mellon EW Euro-Pacific LDRs whose Fund Administration fees are included under the unitary fee:

NET ASSETS                                                                 RATE
--------------------------------------------------------------------------------
First $200,000,000                                                      0.0275%
Next $300,000,000                                                       0.0200%
Next $500,000,000                                                       0.0150%
Over $1,000,000,000                                                     0.0100%

For the period ended August 31, 2009, each Fund recognized Fund Administration expenses and waived Fund Administration expenses as follows:

                                     FUND ADMINISTRATION    FUND ADMINISTRATION
                                                 EXPENSE         EXPENSE WAIVED
--------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs               $      439                $   439
MAC Global Solar Energy                       $   34,858                $    --
NYSE Arca Airline                             $      478                $   478
S&P Global Water                              $   41,693                $    --

BNY acts as the Funds' custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Funds' assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds.

The Funds' Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund, not including BNY Mellon EW Euro-Pacific LDRs, (excluding interest expense, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding the following percentages of average net assets per year, at least until December 31, 2011:

FUND                                                                       RATE
--------------------------------------------------------------------------------
MAC Global Solar Energy                                                   0.65%
NYSE Arca Airline                                                         0.65%
S&P Global Water                                                          0.65%

Amounts owed to each Fund from the Adviser are shown in the Statement of Assets and Liabilities.

                                            Annual Report | August 31, 2009 | 33

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS continued

The Trust and the Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to each of the above Fund's commencement of operations, the Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense cap.

For the period ended August 31, 2009, the Adviser waived fees and assumed the following fees and expenses:

                                                       ADVISORY
                                                           FEES        EXPENSES
                                                         WAIVED         ASSUMED
--------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs                    $      7,984    $     85,182
MAC Global Solar Energy                            $    314,651    $         --
NYSE Arca Airline                                  $      8,684    $     73,298
S&P Global Water                                   $    286,237    $         --

                            Potentially Recoverable Expenses Expiring August 31,
--------------------------------------------------------------------------------
                                            2010            2011           2012
--------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs         $     --      $      --      $       --
MAC Global Solar Energy                 $     --      $  75,490      $  314,651
NYSE Arca Airline                       $     --      $      --      $   81,982
S&P Global Water                        $ 53,977      $  87,744      $  286,237

Certain officers and/or trustees of the Trust are officers and/or directors of the Adviser. The Trust does not compensate its officers and/or trustees who are officers or directors of the Adviser.

LICENSING FEE AGREEMENTS:

The Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

FUND                                                                                      LICENSOR
---------------------------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs                                        The Bank of New York Mellon
MAC Global Solar Energy                                                           MAC Indexing LLC
NYSE Arca Airline                                                       Archipelago Holdings, Inc.
S&P Global Water                  Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in Shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap, except for BNY Mellon EW Euro-Pacific LDRs due to the unitary fee.

Note 4 -- FEDERAL INCOME TAXES:

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

At August 31, 2009, the cost of investments, accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, and accumulated earnings/loss for federal income tax purposes were as follows:

                                                                                 NET TAX
                                COST OF        GROSS TAX       GROSS TAX      UNREALIZED
                        INVESTMENTS FOR       UNREALIZED      UNREALIZED    APPRECIATION
                           TAX PURPOSES     APPRECIATION    DEPRECIATION   (DEPRECIATION)
----------------------------------------------------------------------------------------
BNY Mellon EW
 Euro-Pacific LDRs         $  2,445,124    $     955,480   $        (741)   $    954,739
MAC Global Solar Energy     187,208,190       22,421,595     (42,898,433)    (20,476,838)
NYSE Arca Airline             4,320,106          545,130        (129,889)        415,241
S&P Global Water            222,572,503       10,376,603     (54,647,103)    (44,270,500)

                                                 NET TAX                   UNDISTRIBUTED
                                              UNREALIZED   UNDISTRIBUTED       LONG-TERM
                                            APPRECIATION        ORDINARY          GAINS/
                                           (DEPRECIATION)        INCOME/    (ACCUMULATED
                                              ON FOREIGN    (ACCUMULATED       CAPITAL &
                                                CURRENCY   ORDINARY LOSS)     OTHER LOSS)
----------------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs            $         349   $      39,250   $  (2,436,032)
MAC Global Solar Energy                              538        (342,034)   (122,699,597)
NYSE Arca Airline                                   (251)         (5,203)       (131,051)
S&P Global Water                                  (6,224)      1,995,182     (63,078,547)

DISTRIBUTIONS TO SHAREHOLDERS:
The tax character of distributions paid during the period ended August 31, 2009 was as follows:

                                                             DISTRIBUTIONS PAID
                                                           FROM ORDINARY INCOME
--------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs                                    $    110,090
MAC Global Solar Energy                                            $    135,916
S&P Global Water                                                   $ 11,972,880

                                                             DISTRIBUTIONS PAID
                                                         FROM RETURN OF CAPITAL
--------------------------------------------------------------------------------
MAC Global Solar Energy                                            $      1,364

The tax character of distributions paid during the period ended August 31, 2008 was as follows:

                                                             DISTRIBUTIONS PAID
                                                           FROM ORDINARY INCOME
--------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs                                    $    184,830
S&P Global Water                                                   $  1,425,600

At August 31, 2009, for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                CAPITAL LOSS       CAPITAL LOSS
                                            EXPIRING IN 2016   EXPIRING IN 2017
--------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs                   $   22,310        $   605,146
MAC Global Solar Energy                                   --          6,030,482
S&P Global Water                                          --         32,128,972

Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During

34 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust 2 | Notes to Financial Statements continued

the period ended August 31, 2009, the following Funds incurred and will elect to defer net capital losses, currency losses and passive foreign investment company (PFIC) losses as follows:

                                                                   POST-OCTOBER
                                                 POST-OCTOBER           FOREIGN
                                                      CAPITAL      CURRENCY AND
                                                       LOSSES       PFIC LOSSES
--------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs                 $   1,808,576        $   10,836
MAC Global Solar Energy                           116,669,115           342,034
NYSE Arca Airline                                     131,051             5,203
S&P Global Water                                   30,949,575           136,924

At August 31, 2009 the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of organizational costs, investments in real estate investment trusts, investments in partnerships, wash sales from redemption in-kind transactions, redemption in-kind transactions, return of capital, and net investment losses. Net investment income, net realized gains and net assets were not affected by these changes.

                                 UNDISTRIBUTED     ACCUMULATED
                                NET INVESTMENT    NET REALIZED          PAID IN
                                  INCOME/(LOSS)     GAIN/(LOSS)         CAPITAL
--------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs      $ (12,238)    $    12,238     $         --
MAC Global Solar Energy                350,168      (2,287,546)       1,937,378
NYSE Arca Airline                        1,723           5,203          (6,926)
S&P Global Water                      (847,937)     16,510,606      (15,662,669)

For all open tax years and all major jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 - INVESTMENT TRANSACTIONS:

For the period ended August 31, 2009, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

                                                    PURCHASES             SALES
--------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs                $    4,343,213    $    4,413,387
MAC Global Solar Energy                        $  113,355,354    $  114,514,731
NYSE Arca Airline                              $    1,693,757    $    1,668,994
S&P Global Water                               $   91,488,544    $  100,725,149

                                                    PURCHASES             SALES
--------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs                $          --     $           --
MAC Global Solar Energy                        $  151,063,535    $   35,968,597
NYSE Arca Airline                              $    4,426,394    $           --
S&P Global Water                               $   23,611,025    $  111,175,385

Note 6 -- DERIVATIVES:

In March 2008, the FASB issued SFAS No. 161 ("SFAS No. 161"), "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to under stand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows.

The Funds may enter into exchange-traded futures and options contracts and swap agreements to seek performance that corresponds to its Index and to manage cash flows.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been"sold", or"selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

                                            Annual Report | August 31, 2009 | 35

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS continued

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

The adoption of SFAS No. 161 had no impact to the financial statements as the Funds did not hold derivative instruments during the period ended August 31, 2009.

Note 7 -- CAPITAL:

Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 50,000 to 80,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees ranging from $500 to $1,000 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process or to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Note 8 -- DISTRIBUTION AGREEMENT:

The Board of Trustees of the Trust has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees.

Note 9 -- INDEMNIFICATIONS:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 -- ACCOUNTING PRONOUNCEMENT:

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, "The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles -- a replacement of FASB Statement No 162" ("SFAS 168"). SFAS 168 replaces SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles" and establishes the "FASB Accounting Standards CodificationTM" ("Codification") as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds evaluated this new statement, and has determined that it will not have a significant impact on the Fund's financial statements.

Note 11 -- SUBSEQUENT EVENT:
On October 19, 2009, the Claymore/AlphaShares China All-Cap ETF (NYSE Arca:
YAO), a separate series of the Trust, commenced investment operations.


36 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust 2

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |

To the Board of Trustees and Shareholders of Claymore Exchange-Traded Fund Trust 2

We have audited the accompanying statements of assets and liabilities of Claymore/BNY Mellon EW Euro-Pacific LDRs ETF, Claymore/MAC Global Solar Energy Index ETF, Claymore/NYSE Arca Airline ETF, Claymore S&P Global Water Index ETF (four of the portfolios constituting the Claymore Exchange-Traded Fund Trust 2) (collectively, the Funds), including the portfolios of investments, as of August 31, 2009, and the related statements of operations, the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective four Funds comprising the Claymore Exchange-Traded Fund Trust 2 at August 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois

October 27, 2009

                                            Annual Report | August 31, 2009 | 37

Claymore Exchange-Traded Fund Trust 2

Supplemental INFORMATION | (unaudited)

FEDERAL INCOME TAX INFORMATION

The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2010, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2009.

Claymore/BNY Mellon EW Euro-Pacific LDRs ETF intends to designate $7,788 of foreign tax withholding on foreign source income of $75,863.

Claymore S&P Global Water ETF intends to designate $301,389 of foreign tax withholding on foreign source income of $2,305,842.

The Trust's investment income (dividend income plus short-term gains, if any) qualifies as follows:

                                     QUALIFIED DIVIDEND      DIVIDENDS-RECEIVED
                                                 INCOME               DEDUCTION
--------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs                    100%                      0%
--------------------------------------------------------------------------------
MAC Global Solar Energy                             21%                      0%
--------------------------------------------------------------------------------
NYSE Arca Airline                                    0%                      0%
--------------------------------------------------------------------------------
S&P Global Water                                    76%                      9%
--------------------------------------------------------------------------------

TRUSTEES
The Trustees of the Claymore Exchange-Traded Fund Trust 2 and their principal business occupations during the past five years:

NAME, ADDRESS*, YEAR       TERM OF OFFICE**   PRINCIPAL OCCUPATIONS DURING             NUMBER OF FUNDS
OF BIRTH AND POSITION(S)   AND LENGTH OF      THE PAST FIVE YEARS AND                  IN THE FUND COMPLEX***   OTHER  DIRECTORSHIPS
HELD WITH REGISTRANT       TIME SERVED        OTHER AFFILIATIONS                       OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes          Since 2006         Private Investor (2001-present).               43                     None
Year of Birth: 1951                           Formerly, Senior Vice President
Trustee                                       & Treasurer, PepsiCo, Inc.
                                              (1993-1997), President, Pizza
                                              Hut International (1991-1993)
                                              and Senior Vice President,
                                              Strategic Planning and New
                                              Business Development (1987-1990)
                                              of PepsiCo, Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg           Since 2006         Partner of Nyberg & Cassioppi,                 46                     None
Year of Birth: 1953                           LLC, a law firm specializing in
Trustee                                       corporate law, estate planning
                                              and business transactions
                                              (2000-present). Formerly,
                                              Executive Vice President,
                                              General Counsel and Corporate
                                              Secretary of Van Kampen
                                              Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.      Since 2006         Retired. Formerly, Vice                        43                     None
Year of Birth: 1958                           President, Manager and Portfolio
Trustee                                       Manager of Nuveen Asset
                                              Management (1998-1999), Vice
                                              President of Nuveen Investment
                                              Advisory Corp. (1992-1999), Vice
                                              President and Manager of Nuveen
                                              Unit Investment Trusts
                                              (1991-1999), and Assistant Vice
                                              President and Portfolio Manager
                                              of Nuveen Unit Investment Trusts
                                              (1988-1999), each of John Nuveen
                                              & Co., Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

As of October 14, 2009, Nicholas Dalmaso resigned his position as Trustee for the Trust.

38 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust 2 | SUPPLEMENTAL INFORMATION (unaudited) continued

PRINCIPAL EXECUTIVE OFFICERS
The Principal Executive Officers of the Trust and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND   TERM OF OFFICE** AND   PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT    LENGTH OF TIME SERVED  AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                   Since 2008             Senior Managing Director and Chief Investment Officer of Claymore
Year of Birth: 1955                                        Advisors, LLC and Claymore Securities, Inc. Chief Executive Officer of
Chief Executive Officer                                    certain other funds in the Fund Complex (2008-present). Formerly,
                                                           Managing Director of Research, Nuveen Asset Management (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                      Since 2006             Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of Birth: 1964                                        Securities, Inc. (2005-present); Formerly, Chief Financial Officer of
Chief Accounting Officer,                                  Claymore Group Inc. (2005-2006); Managing Director of Claymore
Chief Financial Officer                                    Advisors, LLC and Claymore Securities, Inc. (2003-2005); Formerly,
and Treasurer                                              Treasurer of Henderson Global Funds and Operations Manager for
                                                           Henderson Global Investors (NA) Inc., (2002-2003); Formerly, Managing
                                                           Director, FrontPoint Partners LLC (2001-2002).
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                   Since 2008             Senior Managing Director and General Counsel of Claymore Advisors, LLC
Year of Birth: 1959                                        and Claymore Group Inc. (2007-present). Chief Legal Officer of certain
Chief Legal Officer                                        other funds in the Fund Complex. Formerly, Associate General Counsel
                                                           and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                         Since 2006             Vice President, Fund Compliance Officer of Claymore Group Inc.
Year of Birth: 1957                                        (2006-present). Formerly, Chief Compliance Officer/Assistant Secretary
Chief Compliance Officer                                   of Harris Invest ment Management, Inc. (2003-2006).
                                                           Director-Compliance of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                   Since 2006             Vice President, Assistant General Counsel of Claymore Group Inc.
Year of Birth: 1978                                        (2005-present). Secretary of certain funds in the Fund Complex;
Secretary                                                  Formerly, Associate, Vedder Price P.C. (2003-2005).
------------------------------------------------------------------------------------------------------------------------------------
William H. Belden, III              Since 2006             Managing Director of Claymore Advisors, LLC (2005-present). Formerly,
Year of Birth: 1965                                        Vice President of Product Management at Northern Trust Global
Vice President                                             Investments (1999-2005).
------------------------------------------------------------------------------------------------------------------------------------
Chuck Craig                         Since 2006             Managing Director (2006-present), Vice President (2003-2006) of
Year of Birth: 1967                                        Claymore Advisors, LLC. Formerly, Assistant Vice President, First
Vice President                                             Trust Portfolios, L.P. (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


                                            Annual Report | August 31, 2009 | 39

Claymore Exchange-Traded Fund Trust 2

Board Considerations Regarding the Re-Approval of the
INVESTMENT ADVISORY AGREEMENT |

On July 23 and August 3, 2009, the Nominating and Governance Committee (referred to as the "Committee" and consisting solely of those trustees who are not"interested persons" as defined by the Investment Company Act of 1940) of the Board of Trustees (the"Board") of the Claymore Exchange-Traded Fund Trust 2 (the "Trust," with the separate series thereof referred to individually as a "Fund" and collectively as the "Funds") met independently of the Funds' management and of the interested trustee of the Board to consider the renewal of the investment advisory agreement ("Investment Advisory Agreement") between the Trust and Claymore Advisors, LLC ("Adviser") on behalf of the following
Funds:

CLAYMORE EXCHANGE-TRADED FUND TRUST 2
-------------------------------------
CLAYMORE/S&P GLOBAL WATER INDEX ETF
CLAYMORE/ZACKS COUNTRY ROTATION ETF
CLAYMORE/SWM CANADIAN ENERGY INCOME INDEX ETF
CLAYMORE/BEACON GLOBAL EXCHANGES, BROKERS & ASSET MANAGERS INDEX ETF CLAYMORE/ZACKS INTERNATIONAL MULTI-ASSET INCOME INDEX ETF
CLAYMORE/ROBB REPORT GLOBAL LUXURY INDEX ETF
CLAYMORE/BNY MELLON EW EURO-PACIFIC LDRS ETF
CLAYMORE/BEACON GLOBAL TIMBER INDEX ETF
CLAYMORE/ALPHASHARES CHINA REAL ESTATE ETF
CLAYMORE/ALPHASHARES CHINA SMALL CAP INDEX ETF
CLAYMORE/MAC GLOBAL SOLAR ENERGY INDEX ETF
CLAYMORE/BNY MELLON FRONTIER MARKETS ETF

As part of its review process, the Committee was represented by independent legal counsel. The Committee reviewed materials received from the Adviser and independent legal counsel. The members of the Committee also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Funds.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information and a supplemental request for information to the Adviser. The Adviser provided extensive information in response to the request. Among other information, the Adviser provided general information to assist the Committee in assessing the nature and quality of services provided, information comparing the investment performance, advisory fees and total expenses of the Funds to other exchange-traded funds ("ETFs"), information about the Adviser's financial position and the profitability from the Investment Advisory Agreement to the Adviser and the compliance program of the Adviser.

The Committee considered that on July 17, 2009, Claymore Group Inc., the parent company of the Adviser ("Claymore Group"), entered into an agreement and plan of merger with subsidiaries of Guggenheim Partners, LLC ("Guggenheim"), pursuant to which Claymore Group and its associated entities, including the Adviser, will become indirect subsidiaries of Guggenheim (the "Transaction") upon the closing of the Transaction. The Committee considered that it had been advised that the closing of the Transaction would cause the automatic termination of the Investment Advisory Agreement pursuant to its terms and, accordingly, that it would be necessary for the Committee to consider the approval of a new investment advisory and agreement with the Adviser ("New Advisory Agreement"), in order for the Adviser to continue to provide services to the Funds. The Committee also considered that if the Transaction did not take place that Clay-more would have a need for additional working capital. The Committee noted that the Adviser and Guggenheim were in the process of providing information regarding the Transaction to the Committee and that the Committee would hold a meeting in the near future to review such information and to consider the approval of the New Advisory Agreement.

Based upon their review, the Committee and the Board concluded that it was in the best interests of the Funds to renew the Investment Advisory Agreement and, accordingly, recommend to the Board the renewal of the Investment Advisory Agreement for a period of ninety days pending a meeting in the near future to consider the approval of the New Advisory Agreement. In reaching this conclusion for the Funds, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement

In evaluating the nature, extent and quality of the Adviser's services, the Board reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's organization and the background and experience of the persons responsible for the day-to-day management of the Funds. The Board also considered the secondary market support provided by the Adviser to the Funds, including the Adviser's efforts to educate investment professionals about the Funds and other funds sponsored by the Adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company's guaranty of the Adviser's financial obligations under the Investment Advisory Agreement. The Board reviewed information on the performance of the Funds and the performance of their benchmark indices. The Board also reviewed reports on the correlation and tracking error between the underlying index and each Fund's performance. The Board concluded that each of the Funds is correlated to its underlying index and that the tracking error for each Fund was within a reasonable range in that Fund's particular circumstances. Based on its review, the Board found that the nature and extent of services provided to the Funds under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Board reviewed and discussed the information provided by the Adviser on each Fund's advisory fee and expense ratio, as compared to comparable ETFs provided by the Adviser. The Board reviewed the annual advisory fees for the Funds and noted that the Adviser had contractually agreed to waive the fee and/or reimburse expenses to absorb certain annual operating expenses of all but one of the Funds (excluding interest expenses, a portion of each Fund's licensing fees, a portion of the offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund's business) over a certain amount. For the Claymore/BNY Mellon EW Euro-Pacific LDRs ETF, the Board noted that the advisory fee was a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the respective Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board noted that the advisory fees were generally within the range of the ETF peer funds. The Board concluded that the advisory fee for each Fund was reasonable under the circumstances and in light of the quality of services provided and the expense waiver and reimbursement agreements in place.

In conjunction with its review of fees, the Board also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement, as well as the fees waived and expenses reimbursed by the Adviser for the Funds and the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Funds, which resulted in no profit to the Adviser.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Funds as the Funds grow and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed each Fund's asset size, expense ratio, expense waiver and reimbursement agreement with the Adviser and whether the investment process produced economies of scale. The Board considered the Adviser's statement that, while it has experienced economies of scale as an organization through the introduction of new products, it is concurrently incurring new costs from increased staff and upgraded systems. Accordingly, the Board concluded that fee levels were appropriate.

The Board considered other benefits available to the Adviser because of its relationship with the Funds and noted that the administrative service fees received by the Adviser from serving as administrator provide it with additional revenue, but the Board concluded that the advisory fees were reasonable taking into account any benefits from such administration agreements.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Investment Advisory Agreement continue to be fair and reasonable and that the continuation of the Investment Advisory Agreement is in the best interests of the Funds.

40 | Annual Report | August 31, 2009

                      This Page Intentionally Left Blank.

                      This Page Intentionally Left Blank.

Claymore Exchange-Traded Fund Trust 2

Trust INFORMATION |

BOARD OF TRUSTEES       OFFICERS                   INVESTMENT ADVISER

Randall C. Barnes       J. Thomas Futrell          Claymore Advisors, LLC
Ronald A. Nyberg        Chief Executive Officer    Lisle, IL
Ronald E. Toupin, Jr.
                        Steven M. Hill             DISTRIBUTOR
                        Chief Accounting Officer,
                        Chief Financial Officer    Claymore Securities, Inc.
                        and Treasurer              Lisle, IL

                        Kevin M. Robinson          ADMINISTRATOR
                        Chief Legal Officer
                                                   Claymore Advisors, LLC
                        Bruce Saxon                Lisle, IL
                        Chief Compliance Officer
                                                   ACCOUNTING AGENT, CUSTODIAN
                        Melissa J. Nguyen          AND TRANSFER AGENT
                        Secretary
                                                   The Bank of New York Mellon
                        William H. Belden III      NewYork, NY
                        Vice President
                                                   LEGAL COUNSEL
                        Chuck Craig
                        Vice President             Dechert LLP
                                                   New York, NY

                                                   INDEPENDENT REGISTERED PUBLIC
                                                   ACCOUNTING FIRM

                                                   Ernst & Young LLP
                                                   Chicago, IL



PRIVACY PRINCIPLES OF THE TRUST FOR SHAREHOLDERS

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

QUESTIONS CONCERNING YOUR SHARES OF THE TRUST?

     o    If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 949-3837.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 949-3837, visiting Claymore's website at www.claymore.com or by accessing the Funds' Form N-PX on the SEC's website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC website at www.sec.gov or by visiting Claymore's website at www.claymore.com. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

                                            Annual Report | August 31, 2009 | 43

Claymore Exchange-Traded Fund Trust 2

About the TRUST ADVISER |

CLAYMORE ADVISORS, LLC

Claymore Advisors, LLC manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. Claymore Advisors, LLC also acts as investment adviser to closed-end and open-end management investment companies. Claymore entities have provided supervision, management and/or servicing on approximately $11.3 billion in assets as of June 30, 2009. Claymore currently offers exchange-traded funds, closed-end funds, and unit investment trusts.

PORTFOLIO MANAGEMENT

The portfolio manager who is currently responsible for the day-to-day management of the Funds' portfolio is Chuck Craig, CFA. Mr. Craig has managed each Fund's portfolio since its inception. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 OVERVIEW

The Claymore Exchange-Traded Fund Trust 2 (the "Trust") is an investment company consisting of 14 separate exchange-traded "index funds" as of August 31, 2009. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling
(888) 949-3837. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://www.clay-more.com or by calling (888) 949-3837. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(10/09)

            NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

                                                               CETFT-002-AR-0809

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended any provision of its Code of Ethics that applies to the registrant's principal executive officer, principal financial officer, principal account ting officer or controller, or persons performing similar functions, during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)  Not applicable.

(f)  (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

     (2)  Not applicable.

     (3)  Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the "Audit Committee"), Ronald E. Toupin, Jr. Mr. Toupin is an "independent" Trustee as defined in Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and un-audited financial statements using GAAP to show accounting estimates, accruals and reserves.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation of identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $147,859 and $124,295 for the fiscal years ending August 31, 2009, and August 31, 2008, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a), including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal years ending August 31, 2009, and August 31, 2008, respectively.

     The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $24,000 and $18,000 for the fiscal years ending August 31, 2009, and August 31, 2008, respectively.

     The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ending August 31, 2009, and August 31, 2008, respectively.

     The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.

     (i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

   IV.C.2 Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the I Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

            (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.


   IV.C.3 Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

            (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

     (ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $24,000 and $18,000 for the fiscal years ending August 31, 2009, and August 31, 2008, respectively.

(h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of: Ronald A. Nyberg; Ronald E. Toupin, Jr., and Randall C. Barnes.

(b)  Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2

By:  /s/ J. Thomas Futrell
     -----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    November 5, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ J. Thomas Futrell
     -----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    November 5, 2009

By:  /s/ Steven M. Hill
     -----------------------------------------------------------------------

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    November 5, 2009